                                   Prospectus
                                  May 1, 2001

   Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage I(SM) variable life insurance policy, which is issued by:

United Investors Life Insurance Co.
2001 Third Avenue South
Birmingham, Alabama 35233
Telephone: (800) 999-0317

   The SEC maintains an Internet website (http://www.sec.gov) that contains material incorporated by reference into this prospectus and other information.

   Variable life insurance policies involve certain risks, and you may lose some or all of your investment.
 . We do not guarantee how any of the investment divisions will perform.
 . The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
 . Neither the U.S. Government nor any Federal agency insures your investment in the policy.

                                ADVANTAGE I(SM)
                            VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
   issued by
United Investors Life Insurance Company
   through
United Investors Life Variable Account

   The policy offers a choice of 11 investment divisions of United Investors Life Variable Account. Each variable investment division invests in one of the following portfolios of W&R Target Funds, Inc.:

   . Asset Strategy Portfolio
   . Balanced Portfolio
   . Bond Portfolio
   . Core Equity Portfolio
   . Growth Portfolio
   . High Income Portfolio
   . International Portfolio
   . Limited-Term Bond Portfolio
   . Money Market Portfolio
   . Science and Technology Portfolio
   . Small Cap Portfolio

   The prospectus for W&R Target Funds, Inc. is attached; it describes these portfolios.

There is no guaranteed or minimum policy value; the policy value will fluctuate with investment performance of the variable investment divisions. If the loan balance exceeds the policy value less surrender charges, or if the surrender value becomes insufficient to cover the annual deduction of charges under the policy, the policy may terminate without value.

Generally, the policy will be a modified endowment contract for Federal income tax purposes. Therefore, all policy loans, surrenders, and maturity benefits are treated first as distributions of taxable income and then as a return of the basis or investment in the policy. In addition, prior to your reaching actual age 59 1/2, these distributions generally would be subject to a 10% penalty tax.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                 U-1003, Ed.5-01

Table of Contents
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Summary.....................................................................   1
  The Policy................................................................   1
  Payment of Premiums.......................................................   1
  Funding Choices...........................................................   1
  Charges and Deductions....................................................   1
  Taxes.....................................................................   3
  Cash Benefits.............................................................   3
  Death Benefit.............................................................   3
  Termination...............................................................   3
  Other Information.........................................................   3
  Inquiries.................................................................   4

United Investors Life Variable Account......................................   5
  W&R Target Funds, Inc. ...................................................   5

The Policy..................................................................   7
  Applying for a Policy.....................................................   7
  State Variations..........................................................   7
  "Free Look" Right to Cancel the Policy....................................   7
  Premiums..................................................................   7
  Transfers.................................................................   8
  Dollar-Cost Averaging.....................................................   9
  Surrender of the Policy...................................................  10
  Policy Loans..............................................................  10
  Requesting Payments.......................................................  11
  Reports to Owners.........................................................  12
  Other Policy Provisions...................................................  12
  Assignment and Change of Owner............................................  13

Charges and Deductions......................................................  14
  Deductions from Premiums..................................................  14
  Annual Deduction..........................................................  14
  Mortality and Expense Risk Charge.........................................  15
  Federal Taxes.............................................................  15
  Surrender Charge..........................................................  15
  Fund Expenses.............................................................  15
  Reduction in Charges for Certain Groups...................................  15

Policy Values...............................................................  16
  Policy Value..............................................................  16
  Variable Account Value....................................................  16

Death Benefits..............................................................  17
  Amount of Death Benefit Payable...........................................  18
  Changing the Minimum Death Benefit........................................  18
  Beneficiary...............................................................  19

Tax Considerations..........................................................  19
  Introduction..............................................................  19
  Tax Status of the Policy..................................................  19
  Tax Treatment of Policy Benefits..........................................  20

  Taxation of United Investors..............................................  22
  Employment-Related Benefit Plans..........................................  22

Other Information...........................................................  22
  United Investors Life Insurance Company...................................  22
  Sale of the Policies......................................................  23
  Changing the Variable Account.............................................  23
  Voting of Portfolio Shares................................................  24
  Addition, Deletion, or Substitution of Investments........................  24
  Other Information.........................................................  25
  Litigation................................................................  25
  Legal Matters.............................................................  25
  Experts...................................................................  25
  Financial Statements......................................................  25

Appendix A: Death Benefit Factors...........................................  26
Appendix B: Hypothetical Illustrations......................................  27
Appendix C: Directors and Officers of United Investors......................  31
Appendix D: Glossary........................................................  33
Appendix E: Financial Statements............................................ F-1




--------------------------------------------------------------------------------

The primary purpose of this policy is to provide insurance protection. No claim is made that the policy is in any way similar or comparable to an investment in a mutual fund.

Buying this policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance policy.

Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This is a summary of some of the more important points that you should know about the benefits of the Advantage I variable life insurance policy, as well as the costs and risks involved. The policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your other rights under your policy. Certain terms and phrases used in this prospectus are explained in Appendix D.

The Policy

   The Advantage I variable life insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a) provides insurance protection on the life of the insured until the policy's maturity date.

(b) allows you to change the minimum death benefit payable under the policy.

(c) provides the opportunity for policy value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d) permits you to surrender the policy completely or to borrow against the policy value. Loans will affect the policy value and may affect the death benefit and termination of the policy. Generally, surrenders and loans will both be treated as taxable distributions.

   In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

Payment of Premiums

   You can purchase the policy with a single premium payment of at least $5,000. However, extra premiums may be required to prevent policy termination under certain circumstances. Within limits, you can pay additional premiums after the first policy year.

Funding Choices

   You may divide your Advantage I policy value among eleven portfolios of W&R Target Funds, Inc. There is no guaranteed or minimum policy value. Instead, your policy value will go up or down with the performance of the particular W&R Target Funds, Inc. portfolios you select (and the deduction of charges). You will lose money if the investment performance of the portfolios you select is negative or just not sufficiently positive to cover the charges under the policy.

   The eleven portfolios of W&R Target Funds, Inc. currently available are:

  . Asset Strategy Portfolio
  . Balanced Portfolio
  . Bond Portfolio
  . Core Equity Portfolio
  . Growth Portfolio
  . High Income Portfolio
  . International Portfolio
  . Limited-Term Bond Portfolio
  . Money Market Portfolio
  . Science and Technology Portfolio
  . Small Cap Portfolio

Charges and Deductions

   We do not deduct any charges from your initial premium--we credit the entire amount to your policy value. However, there are charges totaling 12% of your initial premium, deducted in ten annual installments. Specifically, on each of the first ten policy anniversaries, we deduct 1.20% of the initial premium payment. This charge consists of:

(a) 0.85% for sales expenses;

(b) 0.10% for underwriting and issue expenses; and

(c) 0.25% for premium taxes.

   We deduct a 6% sales load and a 2.5% premium tax charge from any additional premium payments after the initial premium payment (except for grace period premiums).

   On every policy anniversary (including the first ten), we deduct:

(a) a mortality charge for the cost of insurance (determined by the insured's attained age, sex, and risk classification); and

(b) a $50 charge for certain administrative expenses.

   Each day, we deduct a charge from the assets in the variable investment divisions for certain mortality and expense risks we bear under the policy. This charge is at an effective annual rate of 0.60% of those assets. We guarantee not to increase this mortality and expense risk charge.

   In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of W&R Target Funds, Inc. See the table below for a summary of these portfolio expenses.

                  W&R Target Funds, Inc. Annual Expenses(/1/)
                        (% of average daily net assets)

                                                               Total
                          Management   12b-1       Other     Portfolio
         Portfolio           Fee     Fees(/2/) Expenses(/3/) Expenses
            ----------------------------------------------------------
         Asset Strategy      0.70%     0.23%       0.13%       1.06%
            ----------------------------------------------------------
         Balanced            0.70%     0.25%       0.05%       1.00%
            ----------------------------------------------------------
         Bond                0.53%     0.25%       0.06%       0.84%
            ----------------------------------------------------------
         Core Equity
          (formerly
          Income
          Portfolio)         0.70%     0.25%       0.03%       0.98%
            ----------------------------------------------------------
         Growth              0.69%     0.25%       0.02%       0.96%
            ----------------------------------------------------------
         High Income         0.63%     0.25%       0.08%       0.96%
            ----------------------------------------------------------
         International       0.85%     0.25%       0.13%       1.23%
            ----------------------------------------------------------
         Limited-Term
          Bond               0.50%     0.25%       0.15%       0.90%
            ----------------------------------------------------------
         Money Market        0.40%     0.25%       0.10%       0.75%
            ----------------------------------------------------------
         Science and
          Technology         0.85%     0.25%       0.04%       1.14%
            ----------------------------------------------------------
         Small Cap           0.85%     0.25%       0.03%       1.13%

(/1/) These expenses are deducted directly from the assets of the W&R Target Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of W&R Target Funds, Inc., supplied the above information, and we have not independently verified it. See the W&R Target Funds, Inc. prospectus for more complete information.

(/2/) Each portfolio pays a service fee to Waddell & Reed, Inc. (the underwriter of W&R Target Funds, Inc.) of no more than 0.25% of the portfolio's average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners and to maintain the policies. Waddell & Reed, Inc. represents that this is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.

(/3/) Other Expenses are those incurred for the year ended December 31, 2000.

   Actual expenses of W&R Target Funds, Inc. may be greater or less than those shown.

   If you surrender the policy during the first eight policy years, we deduct a surrender charge from the policy value. The surrender charge rate is 8% of the initial premium for a surrender occurring in the first policy year. The surrender charge rate decreases by 1% per year.

Taxes

   We intend for the policy to satisfy the definition of a life insurance contract under the Internal Revenue Code. (See "Tax Status of the Policy.") The death benefit paid under a life insurance contract generally should be excludable from the gross income of the recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, or we pay the maturity benefit.

   The policies generally will be modified endowment contracts. Modified endowment contracts generally receive less favorable tax treatment than other life insurance policies. See "Tax Considerations" for a discussion of when distributions could be subject to Federal income tax or penalty tax.

Cash Benefits

   Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) plus any loan balance. The policy value may be substantially less than the premiums paid.

   Policy Loans. After the first policy year, you may take loans in aggregate amounts of up to 90% of the policy value, less surrender charges and loan interest to the next policy anniversary. Policy loans reduce the amount available for allocations and transfers and may have tax consequences.

   Surrender. You may surrender the policy at any time for its surrender value. The surrender value is the policy value less any loan balance and any applicable surrender charges. Only full surrenders are allowed; partial surrenders are not permitted. Surrenders may have tax consequences.

Death Benefit

   So long as the policy remains in force, the death benefit payable will be the greater of:

(a) the policy's minimum death benefit; or

(b) a multiple of the policy value (ranging between 2 1/2 times and one times the policy value).

   The death benefit therefore may, like the policy value, increase or decrease to reflect the performance of the variable investment divisions (to which your policy value is allocated). Subject to certain limits, you may change the policy's minimum death benefit.

   Any outstanding loan balance reduces the death benefit proceeds.

Termination

   There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficient to cover the charges deducted under the policy.

   If a policy's loan balance exceeds its policy value less surrender charges, or if its surrender value becomes insufficient to cover the annual deduction when due, then the policy will terminate without value after a grace period.

Other Information

   Free Look: For ten days after you receive the policy, you may cancel the policy and receive a full refund of the premium that was paid (or the amount required by your state, if greater). During this period, the entire policy value is held in the money market investment division.

   Transfers: Within certain limits, you may transfer all or part of your policy value among the variable investment divisions up to 12 times in a policy year.

   Dollar-Cost Averaging: Before the maturity date, you may have automatic monthly transfers of a predetermined dollar amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

   Illustrations: Sample projections of hypothetical death benefits and policy values are in

Appendix B to this prospectus. These projections may help you:

(a) understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b) compare the policy to other life insurance policies.

   The projections also show the value of the initial premium accumulated with interest and demonstrate that the policy value may be low (compared to the premium plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment.

   Tax-Free "Section 1035" Exchanges: You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

   Financial Information: Our financial statements, and financial statements for the variable investment divisions, are in Appendix E to this prospectus.

   State Variations: Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Inquiries

   If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:

United Investors Life Insurance Company
Variable Products Division
P. O. Box 156
Birmingham, Alabama 35201-0156
Telephone: (800) 999-0317

--------------------------------------------------------------------------------

   The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the W&R Target Funds, Inc. prospectus carefully before investing.

United Investors Life Variable Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The variable investment divisions are "sub-accounts" or divisions of the United Investors Life Variable Account (the "Variable Account"). We established the Variable Account as a segregated asset account on January 5, 1987. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of W&R Target Funds, Inc. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

   The assets in the Variable Account are our property. However, the assets allocated to the variable investment divisions under the policy are not chargeable with liabilities arising out of any other business that we may conduct. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

W&R Target Funds, Inc.

   The Variable Account invests in shares of W&R Target Funds, Inc., a mutual fund with the following investment portfolios available to the Variable
Account:

   1. Asset Strategy Portfolio;

   2. Balanced Portfolio;

   3. Bond Portfolio;

   4. Core Equity Portfolio;

   5. Growth Portfolio;

   6. High Income Portfolio;

   7. International Portfolio;

   8. Limited-Term Bond Portfolio;

   9. Money Market Portfolio;

  10. Science and Technology Portfolio; and

  11. Small Cap Portfolio.

The assets of each portfolio of W&R Target Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

   The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the W&R Target Funds, Inc. prospectus, which accompanies this prospectus.

  Portfolio               Investment Objective and Certain Policies
---------------------------------------------------------------------------------------------
  Asset Strategy          The Asset Strategy Portfolio seeks high total return over the long-
                          term. It seeks to achieve its goal by allocating its assets among stocks, bonds of any quality and short-term instruments.
---------------------------------------------------------------------------------------------
  Balanced                The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, debt securities and short-
                          term instruments, depending on market conditions.
---------------------------------------------------------------------------------------------
  Bond                    The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic debt securities, usually of investment grade.
---------------------------------------------------------------------------------------------
  Core Equity             The Core Equity Portfolio (formerly Income Portfolio) seeks capital growth and income. It invests primarily in common stocks of large
                          U.S. and foreign companies that have the potential for capital appreciation or are expected to resist market decline.
---------------------------------------------------------------------------------------------
  Growth                  The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of U.S. and foreign companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.
---------------------------------------------------------------------------------------------
  High Income             The High Income Portfolio seeks as a primary goal a high level of current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio's goals.
---------------------------------------------------------------------------------------------
  International           The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income.
                          It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-
                          term growth.
---------------------------------------------------------------------------------------------
  Limited-Term Bond       The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.
---------------------------------------------------------------------------------------------
  Money Market            The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated, high quality money market obligations and instruments.
---------------------------------------------------------------------------------------------
  Science and Technology  The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goal by concentrating its
                          investments primarily in the common stock of U.S. and foreign companies whose products, processes or services are expected to be significantly benefited by the use or application of scientific or technological discoveries or developments.

  Portfolio   Investment Objective and Certain Policies
---------------------------------------------------------------------------------
  Small Cap   The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.


   W&R Target Funds, Inc. is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the W&R Target Funds, Inc. prospectus.

The Policy
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Applying for a Policy

   To purchase a policy, you must complete an application, submit it to our home office (at the address listed on page 4 of this prospectus), and pay an initial premium of at least $5,000. (See "Premiums" below.) The initial premium must be paid prior to the policy's effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy's effective date. If the proposed insured dies before the policy's effective date, our sole obligation will be to return the premium paid plus any interest earned on it.

   Generally, we will issue a policy covering an insured up to attained age 75 (on the policy's effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right not to accept an application for any lawful reason.

State Variations

   Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

"Free Look" Right to Cancel the Policy

   During the "free look" period, you may cancel your policy and receive a refund of the premium that was paid (or the amount required by your state, if greater). The "free look" period expires 10 days after you receive your policy. In order to cancel the policy, you must return it by mail or other delivery before the end of the "free look" period to our home office or to the agent who sold it to you.

Premiums

   The minimum initial premium required to purchase a policy is $5,000. The minimum death benefit payable under the policy depends on the amount of the initial premium paid (plus any additional premiums paid, as discussed below) and the issue age, sex, and risk class of the proposed insured.

   Although you can purchase the policy with a single premium, you may pay additional premiums (within certain limits) after the first policy year. Only one additional premium (not counting grace period premiums, discussed below) may be paid in any policy year. Each additional premium that does not require an increase in the minimum death benefit must be at least $500. Each additional premium that does require an increase in the minimum death benefit must be at least $5,000 and is subject to certain conditions. (See "Changing the Minimum Death Benefit.")

   Aside from any additional premium you may pay voluntarily, additional premiums may be required to keep the policy in force. (See "Grace Period and Termination.") Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See "Tax Considerations.")

   Allocation of Premiums. In the application for the policy, you specify (in whole percentages, from 0% to 100%) how you want the initial premium allocated among the investment divisions of the Variable Account.

   Between the date that we receive the initial premium and the policy's effective date, the initial premium is held in our general account and is credited with interest as if it had been invested in the money market investment division of the Variable Account. From the policy's effective date to the seventeenth day after the policy's effective date or the first business day thereafter, the initial premium plus any accrued interest will be allocated to the money market investment division. At the end of this period, your policy value will be transferred to other investment divisions of the Variable Account in accordance with the allocation instructions in your application. The seventeen-day period includes the 10-day "Free Look" period, plus 7 days for processing and policy delivery.

   Additional premiums not requiring our approval will be allocated in accordance with your instructions on the date of receipt. If our approval is required, the additional premium will be held in our general account and credited with interest as if it had been invested in the money market investment division until the date of approval. Then we will invest the additional premium (and interest credited) in accordance with your written instructions. If no instructions are given, then the additional premium will be invested in the same proportions that the value of each variable investment division bears to your existing variable account value.

   Your policy value will vary with the investment performance of the variable investment divisions you select, and you bear the entire investment risk for the amounts allocated to the Variable Account. In addition to affecting the policy value, investment performance may also affect the death benefit payable under the policy. You should periodically review your allocation of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

   Grace Period and Termination. A policy will terminate on the earliest of:

  (a) the date the policy is surrendered;

  (b) the end of the grace period;

  (c) the date of death of the insured; or

  (d) the policy's maturity date.

   If the loan balance exceeds the policy value less surrender charges, or if the surrender value is insufficient to cover the annual deduction, then the policy will terminate without value unless, during a grace period of 61 days-- from the date notice is mailed to you--you pay a grace period premium sufficient to keep the policy in force. The grace period premium will not exceed the amount by which the loan balance exceeds the policy value less surrender charges, plus any accrued and unpaid annual deduction as of the date of the notice. Payment of the grace period premium will be sufficient to keep the policy in force until the next policy anniversary, regardless of investment performance. If the grace period premium is not paid before the expiration of the grace period, the policy will terminate without value. If the insured dies during the grace period, then any loan balance or overdue annual deduction will be deducted from the death benefit to determine the proceeds payable. See "Other Policy Provisions" for information on reinstating a policy.

Transfers

   You may transfer all or part of your policy value from one variable investment division to one or more of the other variable investment divisions up to 12 times in a policy year. There is no charge for making transfers.

The minimum amount that may be transferred out of a variable investment division is $1,000 or, if less, your variable account value in that variable investment division. Transfers are not allowed during the "free look" period.

   Transferring the value of one variable investment division into two or more variable investment divisions counts as one transfer request. However, transferring the values of two variable investment divisions into one variable investment division counts as two transfer requests.

   Transfer requests may be made by satisfactory written or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request if it is received by 4:00 p.m. Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See "Requesting Payments.") We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

   If we allow telephone requests, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. There are risks associated with telephone transactions that don't occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

   The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to an underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in our judgment, an underlying portfolio or other policy owners would potentially be adversely affected or if an underlying portfolio objects to or would reject our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in our view, have abused or appear likely to abuse the transfer privilege.

Dollar-Cost Averaging

   The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to up to four of the other variable investment divisions on a monthly basis prior to the policy's maturity date. Automatic transfers will be made on the day of the month selected in your application if a business day, or on the first business day thereafter. The minimum automatic transfer amount is $100. If the transfer is to be made to more than one variable investment division, a minimum of $25 must be transferred to each variable investment division selected. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

   You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Surrender of the Policy

   You may surrender your policy for its surrender value by sending a written request to our home office. Only full surrenders are allowed; partial surrenders are not permitted. Surrenders will ordinarily be paid within seven days after we receive your written request. (See "Delay or Suspension of Payments.")

   Upon surrender of your policy, we will pay you the surrender value. The surrender value is:

  (a) the policy value; minus

  (b) any loan balance; minus

  (c) the surrender charge, if any (during the first eight policy years).

   Coverage under the policy will terminate as of the date we receive your written request for surrender. Surrenders may be taxable transactions. (See "Tax Considerations.")

Policy Loans

   A loan taken from, or secured by, a policy may have Federal income tax consequences. (See "Tax Considerations.")

   After the first policy year, you may borrow against your policy in an amount up to the loan value. The loan value is 90% of the policy value, less surrender charges and interest to the next policy anniversary. You may borrow in one or more separate loans any amount up to the difference between the loan value and any existing loan balance. We charge an effective annual interest rate of 6% on all loans. We include interest until the next policy anniversary in determining the maximum loan value. The loan balance equals the total of all outstanding policy loans and accrued interest on these loans. The loan value of the policy is the sole security for the loan. The minimum loan amount is $200. If you request more than four loans in any one policy year, we deduct a $25 transaction charge for each additional loan.

   We will transfer an amount equal to each policy loan from the variable investment divisions to our general account as security for the loan balance. We will allocate the amount to be transferred in the same proportion that the value of each variable investment division bears to your variable account value, unless you specify the variable investment divisions from which the loan is to be made. We will credit the amounts transferred to our general account (equal to the loan balance) with interest earnings at an effective annual rate of 4.0%. Currently, an additional 2.0% (for a total of 6.0%) is credited on loaned amounts that do not exceed the policy value less the total premiums paid, excluding grace period premiums. We may change this additional interest rate in the future. Your variable account value is reduced by the amount transferred to our general account (to secure the loan balance), including loan interest charges that become part of the loan because they are not paid when due.

   Loan interest is charged daily and is due on each policy anniversary (or when the loan is paid back). If loan interest is not paid when due, it will be added to the principal of the loan and interest shall be charged thereon. In this case, the unpaid interest will be taken from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value.

   If the loan balance exceeds the policy value less surrender charges, the policy will terminate without value unless premium payments sufficient to keep the policy in force are made by the end of the grace period. (See "Grace Period and Termination.")

   Effect of Policy Loan. A policy loan will affect your policy in several ways.

   First, a policy loan will permanently affect the policy value, even if the loan is repaid. The effect could be favorable or unfavorable depending on whether the investment return of the variable investment divisions selected by you is less than or greater than the net interest rate credited to the amount transferred to the general account securing the loan (currently 0% or -2%). In comparison to a policy under which no loan is outstanding, the policy value will be lower if the net interest rate credited to the amount in the general account securing a loan is less than the investment return of the variable investment divisions and greater if the general account net interest rate is higher than the investment return of the variable investment divisions.

   Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

   Third, your policy will terminate if the loan balance exceeds the policy value less surrender charges. The policy may terminate unless you pay a sufficient additional premium to avoid termination during a 61-day grace period.

   Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the "Tax Considerations" section of this prospectus).

   Repayment of the Loan Balance. You may repay all or part of the loan balance at any time while the insured is alive and the policy is in force. Repayments must be in amounts of at least $200 or the outstanding loan balance if less. Amounts we receive while a loan is outstanding will be considered a loan repayment unless you instruct otherwise.

   Upon repayment of the loan balance, the portion of the repayment allocated to each variable investment division will be transferred from our general account and increase your variable account value in that variable investment division. The repayment will be allocated among the variable investment divisions in the same proportion that the value of each variable investment division bears to the variable account value, unless you instruct us otherwise. We will allocate the repayment of the loan balance to the variable investment divisions when the repayment is received.

   Postponement of a Loan. We will usually pay loan proceeds within seven days after we receive your written request. However, loans may be deferred under certain circumstances. (See "Delay or Suspension of Payments.")

Requesting Payments

   Written requests for payment must be sent to our home office. We will ordinarily pay any death benefit, loan amount, or surrender value within seven days after we receive all the documents required for such a payment. Other than the death benefit, which is determined as of the date of the insured's death, the amount of any payment will be determined as of the date our home office receives all required documents.

   Telephone requests may be allowed by us in certain circumstances.

   Delay or Suspension of Payments. We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

  (a) the disposal or valuation of the Variable Account's assets is not reasonably practicable because

    (i) the New York Stock Exchange is closed for other than a regular holiday or weekend,

    (ii) trading is restricted by the SEC, or

    (iii) the SEC declares that an emergency exists; or

  (b) the SEC by order permits postponement of payment to protect our policy owners.

   We also may defer making payments attributable to a premium check that has not cleared your bank.

   The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

Reports to Owners

   At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also receive an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums, make transfers, or take out a policy loan.

Other Policy Provisions

   The policy contains provisions addressing the following matters:

   Dividends. The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

   Incontestability. After the policy has been in force during the insured's lifetime for a period of two years from the policy's effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the insurance amount, once two years have elapsed since the reinstatement date or effective date of the increase.

   Suicide Exclusion. The policy limits the death benefit if the insured dies by suicide (while sane or insane) within two years after the policy's effective date. In this instance, our liability will be limited to the total premiums paid less any loan balance.

   If the insured dies by suicide (while sane or insane) within two years after the effective date of any increase in insurance requiring evidence of good health, the proceeds payable under the policy shall be:

  (a) reduced by the excess, if any, of the net amount at risk (death benefit minus policy value) on the date of the death over the net amount at risk immediately before the effect date of increase; and

  (b) increased by the cost of insurance changes deducted from policy value for this excess.

   Reinstatement. If the grace period has expired, you may reinstate the policy by:

  (a) submitting a written request at any time within three years after the end of the grace period and before the policy's maturity date;

  (b) providing us with satisfactory evidence of insurability;

  (c) paying an additional premium sufficient to cover all previous annual deductions that were due and unpaid; and

  (d) repaying or reinstating any loan balance which existed on the policy at the end of the grace period.

   If we approve the reinstatement, then:

  (a) the effective date of reinstatement will be the date of your written request or the date the required additional premium is paid, if later;

  (b) the death benefit will be reset to its level at the end of the grace period; and

  (c) we will resume making charges and deductions from policy value as of the date of reinstatement.

   (See the policy form for additional information.)

   Misstatement of Age or Sex. The death benefit and any other amount paid will be adjusted if the insured's age or sex has been misstated. The benefits paid will reflect the correct age and sex.

   Right to Exchange for Fixed Life Insurance. Once during the first two policy years, you have the right to exchange the policy for a single premium life insurance policy that provides for benefits that do not vary with the investment return of the variable investment divisions. We will not require evidence of insurability. We will require that:

  (a) this original policy be in force;

  (b) you file a written request; and

  (c) you repay any existing loan balance.

   The new policy will have the same initial death benefit, effective date and issue age as the original policy. The premium for the new policy will be based on our rates in effect on its effective date for the same class of risk as under the original policy. Upon request, we will inform you of the single premium for the new policy, and any extra sum required or allowance to be made for a premium or cash value adjustment that takes appropriate account of the premium and values under both the original policy and the new policy. If required, a detailed statement of the method of computing such an adjustment has been filed with the insurance regulator of the states where the policies are delivered.

   Entire Contract. The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

   Other Changes. We may make changes in the policy at any time if we believe the changes are:

  (a) necessary to assure compliance at all times with the definition of life insurance in the Internal Revenue Code;

  (b) necessary to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject;

  (c) necessary to reflect a change in the operation of the Variable Account, if allowed by the policy; or

  (d) necessary or appropriate to conform the policy to, or give you the benefit of, any Federal or state statute, rule, or regulation.

   Only an executive officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our executive officers to be valid.

Assignment and Change of Owner

   You may assign the policy subject to its terms. We will not be responsible for the validity or effect of any assignment, and no assignment will be binding upon us until we receive a written copy of it at our home office. Because an assignment may be a taxable event, you should consult a qualified tax advisor before making an assignment. (See "Tax Considerations" below.)

   Unless you inform us otherwise in writing, you may change the policy owner while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any payments we make or other action we have taken before we receive the request. Because a change of policy owner may have tax consequences, you should consult a qualified tax advisor before changing the owner. (See "Tax Considerations.") A change of policy owner does not change the beneficiary designation. (See "Beneficiary.")

   Any such assignment or change of owner must be in a written form acceptable to us. (We may require you to send us your policy before making the change.)

Charges and Deductions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Deductions from Premiums

   We do not impose any charge or deduction against the initial premium prior to its allocation to the Variable Account. However, we do deduct a sales load of 6.0%, and a premium tax charge of 2.5%, of any additional premiums (excluding grace period premiums) prior to their allocation to the Variable Account.

Annual Deduction

   On each policy anniversary, we deduct several charges to compensate us for certain costs and expenses. We make the deductions pro rata from each of the variable investment divisions to which your variable account value is allocated. This is called the "annual deduction."

   Deductions on Each of the First Ten Policy Anniversaries. On each of your first ten policy anniversaries, we deduct a charge equal to 1.20% of the initial premium. This charge consists of 0.85% for sales expenses, 0.10% for underwriting and issue expenses, and 0.25% for premium taxes. Each of these charges is discussed below.

  Sales Expenses                  The 0.85% charge is for certain sales and
                                  other distribution expenses incurred at the
                                  time the policies are issued, including agent
                                  sales commissions, the cost of printing
                                  prospectuses and sales literature,
                                  advertising, and other marketing and sales
                                  promotional activities.
-------------------------------------------------------------------------------
  Underwriting and Issue Expenses The 0.10% charge compensates us for initial underwriting costs and for certain expenses
                                  incurred in issuing the policy, including the
                                  cost of processing applications, conducting
                                  medical examinations, determining
                                  insurability, and establishing records.
-------------------------------------------------------------------------------
  State and Local Premium Taxes   The 0.25% charge compensates us for the
                                  average premium tax expense incurred when
                                  issuing the policy. We currently incur state
                                  premium taxes ranging from 1.75% to 3.50%. In
                                  some states, localities charge additional
                                  premium taxes.


   Cost of Insurance. On each policy anniversary (including the first ten), we deduct a mortality charge to compensate us for the cost of insurance for the preceding policy year. Specifically, this charge is designed to compensate us for the anticipated cost of paying death benefits to the beneficiaries of insureds who die while the policy is in force. On the policy's effective date, the death benefit is substantially higher than the initial premium payment. As the insured grows older and if investment results have been sufficiently favorable, then the difference between the policy value and the death benefit will become smaller. Until the policy's maturity date, the death benefit will always be higher than the policy value. To enable us to pay this amount at risk, we deduct the mortality charge.

   The mortality charge is based on the policy's net amount at risk (which is the difference between the death benefit and the policy value as of the end of the policy year) and on the attained age, sex and risk class of the insured. We will determine annual cost of insurance rates based upon our expected future mortality experience. The rates are guaranteed not to exceed the maximum cost of insurance rates specified in the policy, which are contained in the 1980 Commissioners' Standard Ordinary Mortality Table, Age Nearest Birthday, or a multiple thereof for substandard classes.

   Administrative Expenses. On each policy anniversary (including the first ten), we deduct a $50 charge to compensate us for expenses we incur in administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers, policy loans and policy changes, providing reports to policy owners, and overhead costs. There is not necessarily a relationship between the amount of the charge imposed on a particular policy and the amount of administrative expenses that may be attributable to that policy.

Mortality and Expense Risk Charge

   We deduct a daily charge from the Variable Account at an effective annual rate of 0.60% of the average daily net assets of each variable investment division to compensate us for assuming certain mortality and expense risks under the policy. We may realize a profit from this charge and may use the profit for any purpose, including distribution expenses. We may not increase the level of this charge, which is guaranteed for the life of the policy. The mortality risk is the risk that the cost of insurance charges specified in the policy will be insufficient to meet actual claims. The expense risk is the risk that the other expense charges may be insufficient to cover the actual expenses we incur in connection with the policy.

Federal Taxes

   Currently no charge is made to the Variable Account for Federal income taxes (or the burden thereof) that may be attributable to the Variable Account. We may, however, make such a charge in the future. We may also make charges for other taxes, if any, attributable to the Variable Account. (See "Tax Considerations.")

Surrender Charge

   If you surrender the policy during the first eight policy years, then we will deduct a surrender charge as a percentage of the initial premium, as specified in the following table of surrender charges:

  Policy Year:         1st 2nd 3rd 4th 5th 6th 7th 8th 9th or greater
---------------------------------------------------------------------
  Surrender Charge %:   8%  7%  6%  5%  4%  3%  2%  1% none


   No surrender charge applies after the first eight policy years. Because the surrender charge is based on the amount of the initial premium, the dollar amount of the charge will decrease each policy year by a fixed amount regardless of the investment experience of the Variable Account.

   We will deduct the surrender charge from the proceeds payable upon surrender to partially compensate us for sales expenses incurred in connection with the policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

   The amounts we derive from the surrender charge, along with the deduction on the first ten policy anniversaries for sales expenses and the sales load deducted from additional premiums, may not be sufficient to cover the policy's distribution expenses. We may recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge and mortality gains).

Fund Expenses

   The value of the assets of the Variable Account will reflect the investment advisory fee, 12b-1 fee, and other expenses incurred by the portfolios. For more information, see the "Summary" of this prospectus and the accompanying prospectus for W&R Target Funds, Inc.

Reduction in Charges for Certain Groups

   We may waive or reduce the charges for sales expenses (including the surrender charge) and administrative expenses, on policies that have been sold to:

  (a) our employees and sales representatives, or those of our affiliates or distributors of the policy; or

  (b) individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

Policy Values
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Policy Value

   On the policy's maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy may be surrendered at any time for the surrender value, which is equal to the policy value less any loan balance and less any applicable surrender charge. (See "Surrender Charge.") The policy value equals the variable account value plus the loan balance. The policy value will begin to vary immediately to reflect:

  (a) the investment performance of the variable investment divisions to which the policy value is allocated;

  (b) any loan activity; and

  (c) the charges assessed in connection with the policy.

   There is no guaranteed minimum policy value.

Variable Account Value

   Your policy's variable account value is equal to the sum of the values attributed to your policy in the investment divisions of the Variable Account. The variable account value equals the policy value less any loan balance. The value of each variable investment division is calculated first on the policy's effective date and thereafter on each normal business day. On the policy's effective date, the value attributed to your policy in the variable investment divisions is equal to the amount of the initial premium plus any accrued interest from the date of the receipt of the initial premium to the policy's effective date. On any business day thereafter, the value attributed to your policy in each variable investment division equals what it was on the previous business day, multiplied by the appropriate net investment factor for the current business day increased and/or decreased by the amounts specified below.

   The value of a variable investment division increases by:

  (a) the amount of any net premium payments allocated to the variable investment division during the current business day;

  (b) the amount of any transfers from other variable investment divisions during the current business day; and

  (c) the amount of any loan repayments allocated to the variable investment division during the current business day.

   The value of a variable investment division decreases by:

  (a) the amount of any transfers to other variable investment divisions during the current business day;

  (b) the portion of any annual deduction allocated to the variable investment division during the current business day; and

  (c) the amount of any loan or loan interest transferred from the variable investment division during the current business day.

   Unit Values. When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division's unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

  (a) the allocated portion of the annual deduction is taken from the variable investment division;

  (b) a policy loan is taken from the variable investment division; or

  (c) an amount is transferred from the variable investment division.

   A variable investment division's unit value is an index we use to measure investment performance. Each variable investment division's unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. Each variable investment division's unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division's net investment factor for the current business day.

   Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a variable investment division from one business day to the next. The net investment factor may be greater or less than one, so the value of a variable investment division may increase or decrease.

   The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is:

    (1) the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

    (2) the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the "ex-dividend" date occurs during the current business day; plus or minus

    (3) a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

  (b) is:

    (1) the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

    (2) the charge or credit for any taxes reserved for the last prior business day; and

  (c) is a deduction for the current mortality and expense risk charge.

Death Benefits
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   If the insured dies while the policy is in force and prior to the policy's maturity date, we will pay the death benefit when we receive satisfactory proof at our home office of the insured's death. (See "Requesting Payments.") The death benefit will be paid to the beneficiary named in the policy.

Amount of Death Benefit Payable

   The amount of death benefit payable will never be less than the policy's minimum death benefit (reduced by any outstanding policy loans) so long as the policy remains in force. You may select from a range of initial minimum death benefits. The minimum death benefit can be an amount determined by treating the premium paid as equal to 100% of Guideline Single Premiums (as defined for Federal income tax purposes). At your option, the minimum death benefit can also be an amount not greater than 133% of that amount. (See "Grace Period and Termination.")

   The death benefit payable under the policy is the greater of:

  (a) the minimum death benefit; or

  (b) the policy value on the date of death multiplied by the applicable death benefit factor for the insured's attained age shown in Appendix A to this prospectus.

   The policy value will begin to vary on the policy's effective date to reflect the investment performance of the amounts allocated under your policy to the investment divisions of the Variable Account. There is no guarantee that the policy value will increase (it may decrease), nor is there any guarantee that the death benefit payable will increase above the minimum death benefit.

   The minimum death benefit is shown in your policy. Payment of additional premiums may require an increase in the minimum death benefit to continue the policy as a contract of life insurance for Federal income tax purposes. We will send a new Policy Data page to you whenever the minimum death benefit changes due to the payment of additional premiums under your policy.

   We will compute the amount of the death benefit as of the end of the business day during which the insured dies or, if not a business day, the first business day thereafter. We will pay the death benefit proceeds upon receiving proof of the insured's death. The proceeds may be paid in a lump sum or under one of the payment options set forth in the policy. (See "Payment Options.") The death benefit proceeds are the death benefit payable, reduced by any outstanding loan balance.

   Sample Death Benefits. The following table shows sample initial minimum death benefits for initial premiums of $10,000 and $25,000 at female age 35 and male age 55.

                         Initial Minimum Death Benefit

            Initial Premium:       $10,000           $25,000
                -------------------------------------------------
                                Least  Greatest  Least   Greatest
            Age                Amount   Amount   Amount   Amount
                -------------------------------------------------
            35 female.......   $62,365 $82,945  $164,860 $219,264
                -------------------------------------------------
            55 male.........   $24,039 $31,972  $ 62,499 $ 83,124


   A higher death benefit provides more insurance and, of course, costs more. Thus, a higher death benefit will result in a higher mortality charge. (See "Cost of Insurance.")

Changing the Minimum Death Benefit

   You may request an increase or a decrease in the minimum death benefit once each policy year after the first policy year. The minimum death benefit may not be decreased if it would cause a policy to fail to qualify as a contract of life insurance for Federal income tax purposes. Changing the minimum death benefit may have tax consequences. You should consult a tax advisor before requesting a change.

   At your request (as policy owner), or to keep premiums from exceeding the limit qualifying the policy as a contract of life insurance for Federal income tax purposes, we will increase the minimum death benefit of your policy, provided:

  (a) the increased amount plus any other existing insurance does not, in our opinion, exceed an appropriate maximum amount of coverage on the insured's life;

  (b) satisfactory evidence of insurability for the insured's risk class is furnished to us; and

  (c) the request is accompanied by a minimum additional premium of $5,000.

   We will notify you as to the acceptable amount of any increase in the minimum death benefit and refund any excess premium. The accepted premium must equal or exceed a minimum additional premium.

Beneficiary

   You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured's death, we will pay the death benefit proceeds to you, if living, or to your estate.

Tax Considerations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following discussion is general and is not intended as tax advice.

Introduction

   The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that policies issued on a standard rating class should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

   In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While we believe that the policies do not give policy owners investment control over Variable Account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through W&R Target Funds, Inc. will satisfy these diversification requirements.

   The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

   In General. We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

   Modified Endowment Contracts. Because of the premium level contemplated under the policy, policies entered into after June 20, 1988 will in most circumstances be treated as modified endowment contracts. Moreover, a policy entered into before June 21, 1988 that is "materially changed" after June 20, 1988 may in certain circumstances be treated as a modified endowment contract. With respect to a policy entered into before June 21, 1988, a change in such policy's minimum death benefit, the payment of an additional premium, or the exchange of such a policy, among other things, may cause a material change to such a policy, which could result in the treatment of the policy (or the new policy in the case of an exchange) as a modified endowment contract. The "material change" rules for determining when a policy entered into before June 21, 1988 will be treated as a modified endowment contract are extremely complex. Therefore, a policy owner should consult a competent tax advisor before paying any additional premium or effecting any other change in (including an exchange of) a policy entered into before June 21, 1988. In addition, a life insurance contract received in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract.

   Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

  (1) First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the "investment in the policy" (described below) at such time.

  (2) Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

  (3) Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

    (a) is made on or after the policy owner reaches actual age 59 1/2,

    (b) is attributable to the policy owner's becoming disabled, or

    (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

   Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with policy loans are less clear where there is little or no difference between the interest rate charged on the loan and the interest rate credited on the loaned amount, and a tax advisor should be consulted about such loans.

   If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   Policy Loan. Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

   If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

   Investment in the Policy. "Investment in the policy" means:

  (a) the aggregate amount of any premiums or other consideration paid for a policy; minus

  (b) the aggregate amount received under the policy which is excluded from the gross income of the policy owner (except that the amount of any loan from, or secured by, a policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded); plus

  (c) the amount of any loan from, or secured by, a policy that is a modified endowment contract to the extent that such amount is included in the gross income of the policy owner.

   Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

   Other Policy Owner Tax Matters. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured's 100th year.

   Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

   The transfer of the policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

   Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

   We incur state and local premium taxes. The amount of the charge we deduct for such taxes is discussed above under "Charges and Deductions." At the present time, we make no charge to the Variable Account for any Federal, state or local taxes (other than state and local premium taxes) that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Employment-Related Benefit Plans

   On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Other Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

United Investors Life Insurance Company

   We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York.

   Published Ratings. We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the organization's current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet its obligations under its outstanding insurance and annuity policies.

Sale of the Policies

   Prior to May 1, 2001, Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, was the principal underwriter of the Policies. Waddell & Reed, Inc. is no longer distributing the Policies. Waddell & Reed, Inc. will remain the broker of record for Policies it sold before that date. Waddell & Reed, Inc. is a corporation organized under the laws of the state of Delaware in 1981, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). A commission plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the Policies.

   SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, is the principal underwriter of the Policies as of May 1, 2001. SAL Financial Services, Inc. is a corporation organized under the laws of the state of Maryland in 1989. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the Policies.

   To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

   . The surrender charge;

   . the mortality and expense risk charge;

   . the cost of insurance charge; and

   . investment earnings on amounts allocated under policies to the fixed account.

   Commissions paid on the contract, including other incentives or payments, are not directly charged to the contract owners or the Variable Account.

Changing the Variable Account

   We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

  (a) add investment divisions to, or remove investment divisions from, the Variable Account;

  (b) combine the Variable Account with other separate accounts;

  (c) replace the shares of a portfolio by substituting shares of another portfolio of W&R Target Funds, Inc. or another investment company

    (1) if shares of the portfolio are no longer available for investment, or

    (2) if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

  (d) end the registration of the Variable Account under the 1940 Act;

  (e) disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

  (f) operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

Voting of Portfolio Shares

   We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. W&R Target Funds, Inc. does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Addition, Deletion, or Substitution of Investments

   We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of W&R Target Funds, Inc. that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of W&R Target Funds, Inc. and to substitute shares of another portfolio of W&R Target Funds, Inc. or any other investment vehicle or of another open-end, registered investment company if:

  (a) laws or regulations are changed;

  (b) the shares of W&R Target Funds, Inc. or one of its portfolios are no longer available for investment, or;

  (c) in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the investment division.

   We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

   We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of W&R Target Funds, Inc., or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

   In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

  (a) operated as a management company under the Investment Company Act of 1940;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other United Investors separate accounts.

Other Information

   A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. That information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Litigation

   No legal or administrative proceeding is pending that would have a material effect upon the Variable Account.

Legal Matters

   Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the policy described in this prospectus has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

   The balance sheets of United Investors Life Insurance Company as of December 31, 2000 and 1999 and the related statements of operations, comprehensive income, shareholders' equity and cash flow for the years then ended and the balance sheets of United Investors Life Variable Account as of December 31, 2000 and the related statements of operations and changes in net assets for each of the two years in the period then ended included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

   The statements of operations, comprehensive income, shareholders' equity, and cash flow of United Investors Life Insurance Company for the year ended December 31, 1998, and the statement of operations and changes in net assets of United Investors Life Variable Account for the year ended December 31, 1998, have been included herein in reliance upon the report of KPMG LLP (formerly KPMG Peat Marwick LLP), independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

   Actuarial matters included in this prospectus have been examined by W. Thomas Aycock, Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

Financial Statements

   Our financial statements which are included in Appendix E to this prospectus should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Appendix A:
Death Benefit Factors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The death benefit factor is a multiple that ranges between two and one-half times and one times the policy value. It is 2.50 up to the insured's age 40 and declines thereafter as the insured's age increases, as specified in the following table.

            Attained          Attained        Attained
              Age      Factor   Age    Factor   Age    Factor
                 --------------------------------------------
            0-40        2.50     54     1.57      68    1.17
                 --------------------------------------------
             41         2.43     55     1.50      69    1.16
                 --------------------------------------------
             42         2.36     56     1.46      70    1.15
                 --------------------------------------------
             43         2.29     57     1.42      71    1.13
                 --------------------------------------------
             44         2.22     58     1.38      72    1.11
                 --------------------------------------------
             45         2.15     59     1.34      73    1.09
                 --------------------------------------------
             46         2.09     60     1.30      74    1.07
                 --------------------------------------------
             47         2.03     61     1.28   75-90    1.05
                 --------------------------------------------
             48         1.97     62     1.26      91    1.04
                 --------------------------------------------
             49         1.91     63     1.24      92    1.03
                 --------------------------------------------
             50         1.85     64     1.22      93    1.02
                 --------------------------------------------
             51         1.78     65     1.20      94    1.01
                 --------------------------------------------
             52         1.71     66     1.19    95 +    1.00
                 --------------------------------------------
             53         1.64     67     1.18


   The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Appendix B:
Hypothetical Illustrations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following tables illustrate how the policy values and death benefits of a Policy may change with the investment experience of the portfolios of W&R Target Funds, Inc. The tables show how the policy values and death benefits of a policy issued to an insured of a given age who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of W&R Target Funds, Inc. were a uniform, gross, annual rate of 0%, 4%, 8% or 12%. The tables on pages 29 and 30 illustrate a policy issued to a male age 55 for $50,000 initial premium, standard risk class with the minimum initial death benefit. The policy values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 4%, 8% and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

   The second column of the tables shows the value of the premium paid accumulated at 5% interest. The following columns show the death benefits and the policy values for uniform hypothetical rates of return shown in these tables. The table on page 29 is based on the current cost of insurance and administrative charges. This reflects the basis on which we currently sell the policy. The maximum cost of insurance rates allowable under the policy are contained in the 1980 Commissioners' Standard Ordinary Mortality Tables. The death benefits and policy values shown in the table on page 30 are based on the assumption that the maximum allowable cost of insurance rates as described above ("guaranteed cost") and maximum allowable expense deductions are made throughout the life of the policy.

   The values shown assume that a policy owner maintains policy values in equal proportion among the Asset Strategy, Balanced, Bond, Core Equity, Growth, High Income, International, Limited-Term Bond, Money Market, Science and Technology, and Small Cap portfolios of W&R Target Funds, Inc. These values take into account:

  (a) a daily average of the investment management fee and other annual expenses incurred by those eleven portfolios in 2000 (which is equivalent to the annual rate of 0.75% of the aggregate average daily net assets of those portfolios);

  (b) the daily charge we deduct from each variable investment division for assuming mortality and expense risks (which is equivalent to an annual rate of 0.60%);

  (c) the annual deduction on each of the first ten policy anniversaries for

    (1) state and local premium taxes,

    (2) underwriting and issue expenses, and

    (3) sales expenses,

        which are together an annual rate of 1.20% of the initial premium;

  (d) the annual deduction for cost of insurance; and

  (e) the $50 annual deduction for administrative expenses.

The values shown also assume the service fee, at an average annual rate of 0.25%, under the Service Plan adopted August 21, 1998 by W&R Target Funds, Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940.

   Taking into account the mortality and expense risk charge of 0.60% and the charges deducted by W&R Target Funds, Inc. for investment management fees, expenses and "12b-1" service fees, the illustrated gross annual investment rates of return of 0%, 4%, 8% and 12%, correspond to approximate net annual rates of -1.60%, 2.40%, 6.40% and 10.40%, respectively.

   The hypothetical values shown in the tables do not reflect charges for any Federal income tax burden attributable to the Variable Account, since we are not currently deducting any such charges from the Variable Account. However, we may deduct such charges in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits and policy values illustrated. (See "Tax Considerations.")

   The tables illustrate the values that would result based upon the hypothetical investment rates of return if only a single premium is paid and if no policy loans have been made.

   Illustrated values would be different if the proposed insured were another age or risk class.

   Upon request, we will provide a comparable illustration based upon the individual circumstances of a particular proposed insured and the initial death benefit requested under a policy.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------
            MALE ISSUE AGE 55                      STANDARD RISK CLASS
--------------------------------------------------------------------------------
      $50,000 SINGLE PREMIUM PAYMENT         $126,599 MINIMUM DEATH BENEFIT
--------------------------------------------------------------------------------
              CURRENT COST OF INSURANCE AND ADMINISTRATIVE CHARGES

                              Assuming Hypothetical Gross Annual
                  Premium             Rate of Return of:
     End of    Payments plus  -----------------------------------
  Policy Year  Interest at 5%    0%       4%       8%      12%
                  per Year
                                      Death Benefits(/1/)
-----------------------------------------------------------------
1.............                $126,599 $126,599 $126,599 $126,599
2.............                 126,599  126,599  126,599  126,599
3.............                 126,599  126,599  126,599  126,599
4.............                 126,599  126,599  126,599  126,599
5.............                 126,599  126,599  126,599  126,599
10............                 126,599  126,599  126,599  141,297
20............                   (/2/)  126,599  135,596  316,612
30............                   (/2/)    (/2/)  237,746  804,474
Age 65........                 126,599  126,599  126,599  141,297
-----------------------------------------------------------------
                                      Policy Values(/1/)
-----------------------------------------------------------------
1.............    $ 52,500    $ 49,200 $ 51,200 $ 53,200 $ 55,200
2.............      55,125      47,135   51,116   55,259   59,563
3.............      57,881      45,024   50,969   57,408   64,361
4.............      60,775      42,862   50,753   59,655   69,650
5.............      63,814      40,641   50,461   62,007   75,493
10............      81,445      28,213   47,468   75,600  115,817
20............     132,665       (/2/)   31,447  126,725  295,899
30............     216,097       (/2/)    (/2/)  226,424  766,166
Age 65........      81,445      28,213   47,468   75,600  115,817
-----------------------------------------------------------------
                                     Surrender Values(/1/)
-----------------------------------------------------------------
1.............                $ 45,200 $ 47,200 $ 49,200 $ 51,200
2.............                  43,635   47,616   51,759   56,063
3.............                  42,024   47,969   54,408   61,361
4.............                  40,362   48,253   57,155   67,150
5.............                  38,641   48,461   60,007   73,493
10............                  28,213   47,468   75,600  115,817
20............                   (/2/)   31,447  126,725  295,899
30............                   (/2/)    (/2/)  226,424  766,166
Age 65........                  28,213   47,468   75,600  115,817

(/1/)Assumes no policy loans have been made.
(/2/)In the absence of an additional premium payment, the policy would have terminated.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the particular allocations made by a policy owner to the variable investment divisions and different rates of return of the W&R Target Funds, Inc. portfolios. The death benefit and surrender value for a policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------
            MALE ISSUE AGE 55                      STANDARD RISK CLASS
--------------------------------------------------------------------------------
      $50,000 SINGLE PREMIUM PAYMENT         $126,599 MINIMUM DEATH BENEFIT
--------------------------------------------------------------------------------
              MAXIMUM COST OF INSURANCE AND ADMINISTRATIVE CHARGES

                              Assuming Hypothetical Gross Annual
                  Premium             Rate of Return of:
     End of    Payments plus  -----------------------------------
  Policy Year  Interest at 5%    0%       4%       8%      12%
                  per Year
                                      Death Benefits(/1/)
-----------------------------------------------------------------
1.............                $126,599 $126,599 $126,599 $126,599
2.............                 126,599  126,599  126,599  126,599
3.............                 126,599  126,599  126,599  126,599
4.............                 126,599  126,599  126,599  126,599
5.............                 126,599  126,599  126,599  126,599
10............                 126,599  126,599  126,599  138,467
20............                   (/2/)  126,599  126,599  306,869
30............                   (/2/)    (/2/)  216,403  772,515
Age 65........                 126,599  126,599  126,599  138,467
-----------------------------------------------------------------
                                      Policy Values(/1/)
-----------------------------------------------------------------
1.............    $ 52,500    $ 49,200 $ 51,200 $ 53,200 $ 55,200
2.............      55,125      46,976   50,955   55,096   59,398
3.............      57,881      44,687   50,624   57,058   64,007
4.............      60,775      42,325   50,202   59,094   69,084
5.............      63,814      39,882   49,678   61,208   74,688
10............      81,445      25,849   44,989   73,104  113,498
20............     132,665       (/2/)   18,902  116,563  286,794
30............     216,097       (/2/)    (/2/)  206,098  735,729
Age 65........      81,445      25,849   44,989   73,104  113,498
-----------------------------------------------------------------
                                     Surrender Values(/1/)
-----------------------------------------------------------------
1.............                $ 45,200 $ 47,200 $ 49,200 $ 51,200
2.............                  43,476   47,455   51,596   55,898
3.............                  41,687   47,624   54,058   61,007
4.............                  39,825   47,702   56,594   66,584
5.............                  37,882   47,678   59,208   72,688
10............                  25,849   44,989   73,104  113,498
20............                   (/2/)   18,902  116,563  286,794
30............                   (/2/)    (/2/)  206,098  735,729
Age 65........                  25,849   44,989   73,104  113,498

(/1/)Assumes no policy loans have been made.
(/2/)In the absence of an additional premium payment, the policy would have terminated.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the particular allocations made by a policy owner to the variable investment divisions and different rates of return of the W&R Target Funds, Inc. portfolios. The death benefit and surrender value for a policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Appendix C:
Directors and Officers of United Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We are managed by a board of directors. The following table sets forth the name and principal occupations during the past five years of each of our directors and senior officers. Unless otherwise noted, the address for each person is United Investors Life Insurance Company, 2001 Third Avenue South, Birmingham, Alabama 35233.

  Name and Position with    Principal Occupation
  United Investors          During the Past Five Years
-----------------------------------------------------------------------------------------------
  Ann Allen**               Vice President--Claims Administration of Liberty National Life
  Vice President--Claims    Insurance Company since August 1999, United American Insurance
  Administration            Company since May 2000, and United Investors since January 2000.
                            Vice President--Life and Health Benefits of Globe Life And Accident
                            Insurance Company since January 1990.
-----------------------------------------------------------------------------------------------
  W. Thomas Aycock          Vice President and Chief Actuary of United Investors since November
  Director, Vice President  1992.
  and Chief Actuary
-----------------------------------------------------------------------------------------------
  Tony G. Brill*            Executive Vice President and Chief Administrative Officer of
  Director and Executive    Torchmark Corporation since September 1999. Executive Vice
  Vice President--          President--Administration of United Investors since September 1998.
  Administration            Senior Vice President of United Investors, March 1998-September
                            1998. Senior Vice President of Torchmark Corporation, January 1997-
                            September 1999. Managing Partner of KPMG LLP, Birmingham, Alabama
                            Office, 1984-December 1996.
-----------------------------------------------------------------------------------------------
  Terry W. Davis            Vice President--Administration of United Investors since January
  Director and              1999 and Liberty National Life Insurance Company since December
  Vice President--          1996. Second Vice President--Administration of Liberty National
  Administration            Life Insurance Company since March 1988.
-----------------------------------------------------------------------------------------------
  C.B. Hudson*              Chairman of the Board of Directors and Chief Executive Officer of
  Director                  Torchmark Corporation since March 1998 and United Investors, March
                            1998-September 1999. Director of Liberty National Life Insurance
                            Company, United American Insurance Company, and Globe Life And
                            Accident Insurance Company since September 1999. Chairman of
                            Insurance Operations of Torchmark Corporation, January 1993-March
                            1998. Chairman of Liberty National Life Insurance Company, United
                            American Insurance Company, and Globe Life And Accident Insurance
                            Company, 1991-September 1999.
-----------------------------------------------------------------------------------------------
  Donna Hudson**            Vice President--Premium Accounting & Policy Service of United
  Vice President--Premium   Investors since January 2000. Vice President of Globe Life And
  Accounting & Policy       Accident Insurance Company since January 2000. Assistant Vice
  Service                   President, Premium Accounting of Globe Life And Accident Insurance
                            Company, January 1998-January 2000. Manager, Premium Accounting of
                            Globe Life And Accident Insurance Company, August 1997-January
                            1998. Operations Manager, Print Production of Globe Marketing
                            Services, Inc., January 1996-January 1998.
-----------------------------------------------------------------------------------------------
  Larry M. Hutchison*       Executive Vice President and General Counsel of Torchmark
  Director                  Corporation since September 1999. Vice President and General
                            Counsel of Torchmark, February 1997-September 1999. Vice President,
                            Secretary and General Counsel of United American Insurance Company
                            since 1992.
-----------------------------------------------------------------------------------------------
  Michael J. Klyce          Vice President of Torchmark Corporation since January 1984.
  Vice President and
  Treasurer

* Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.
** Principal business address: Globe Life And Accident Insurance Company, 204
N. Robinson, Oklahoma City, OK 73102.

  Name and Position with    Principal Occupation
  United Investors          During the Past Five Years
-----------------------------------------------------------------------------------------------
  John H. Livingston        Secretary and Counsel of United Investors since May 1995. Secretary
  Director, Secretary       and Associate Counsel of United Investors, December 1994-May 1995.
  and Counsel               Associate Counsel of United Investors, July 1990-December 1994.
                            Associate Counsel of Liberty National Life Insurance Company since
                            October, 1986.
-----------------------------------------------------------------------------------------------
  James L. Mayton, Jr.      Vice President & Controller of Liberty National Life Insurance
  Vice President and        Company since January 1985.
  Controller
-----------------------------------------------------------------------------------------------
  Mark S. McAndrew*         Executive Vice President of Torchmark Corporation and Chairman of
  Senior Vice President--   the Board and Chief Executive Officer of United American Insurance
  Marketing                 Company and Globe Life And Accident Insurance Company since
                            September 1999. Senior Vice President--Marketing of United
                            Investors since March 1998. Director of Torchmark Corporation since
                            April 1998. President of United American Insurance Company and
                            Globe Life And Accident Insurance Company since 1991.
-----------------------------------------------------------------------------------------------
  Carol A. McCoy            Secretary of Torchmark Corporation since February 1994. Associate
  Director and              Counsel of Torchmark Corporation since January 1985.
  Assistant Secretary
-----------------------------------------------------------------------------------------------
  Anthony L. McWhorter      Chairman of the Board of Directors and Chief Executive Officer of
  Chairman of the Board of  United Investors and Liberty National Life Insurance Company, and
  Directors, President and  Executive Vice President of Torchmark Corporation since September
  Chief Executive Officer   1999. President of United Investors since September 1998. President of Liberty National Life Insurance Company since December 1994.
                            Executive Vice President and Chief Actuary of Liberty National,
                            November 1993-December 1994. Senior Vice President and Chief
                            Actuary of Liberty National, September 1991-November 1993.
-----------------------------------------------------------------------------------------------
  Carr W. Patterson         Vice President of United Investors since February 2001. Second Vice
  Vice President            President/Associate Controller of United Investors, October 1991-
                            February 2001. Second Vice President/Associate Controller of
                            Liberty National Life Insurance Company since October 1986.
-----------------------------------------------------------------------------------------------
  Ross W. Stagner           Vice President of United Investors since January 1992.
  Director and
  Vice President

* Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.

Appendix D:
Glossary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Attained Age             The age of the insured on his or her birthday nearest the beginning of each policy year.
----------------------------------------------------------------------------------------------
  Beneficiary              The person or persons to whom the policy's death benefit is payable when the insured dies, as named in the application unless
                           subsequently changed.
----------------------------------------------------------------------------------------------
  Business Day             Each day that the New York Stock Exchange and our administrative office are open. Currently, the Friday after Thanksgiving and in most years, December 24 (Christmas Eve day) and December 31 (New
                           Year's Eve day) are not Business Days.
----------------------------------------------------------------------------------------------
  Cash Surrender Value     Policy value less any applicable surrender charges.
----------------------------------------------------------------------------------------------
  Death Benefit            The amount of insurance payable under the policy when the insured dies.
----------------------------------------------------------------------------------------------
  Grace Period Premium     That portion of the payment described in the grace period provision of the policy which represents accrued and unpaid annual
                           deductions.
----------------------------------------------------------------------------------------------
  Insured                  The person whose life is insured by the policy.
----------------------------------------------------------------------------------------------
  Issue Age                The age of the insured on his or her birthday nearest the policy's effective date.
----------------------------------------------------------------------------------------------
  Loan Balance             The sum of all outstanding loans on the policy, plus any accrued loan interest.
----------------------------------------------------------------------------------------------
  Maturity Date            The policy anniversary nearest the insured's 95th birthday.
----------------------------------------------------------------------------------------------
  Minimum Death Benefit    The least amount of death benefit payable while the policy remains in force. It is determined by the insured's age at death, sex, risk class, and the amount of initial and any additional premiums paid.
----------------------------------------------------------------------------------------------
  Net Investment Factor    The index used to measure the investment performance of a variable investment division from one business day to the next.
----------------------------------------------------------------------------------------------
  Net Premium              The premium paid less any deduction for sales expenses or premium taxes.
----------------------------------------------------------------------------------------------
  Payee                    The beneficiary, or any other person, estate or legal entity to whom benefits are to be paid under the policy.
----------------------------------------------------------------------------------------------
  Policy Anniversary       The same day and month as the policy's effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.
----------------------------------------------------------------------------------------------
  Policy's Effective Date  The date from which policy anniversaries and policy years are determined. Your policy's effective date is shown in your policy.
----------------------------------------------------------------------------------------------
  Policy Value             The sum of the variable account value and any loan balance.
----------------------------------------------------------------------------------------------
  Policy Year              A year that begins on the policy's effective date or on a policy anniversary.
----------------------------------------------------------------------------------------------
  Proceeds                 The amount payable under a policy (i) when the insured dies, (ii)
                           on the policy's maturity date, or (iii) when the policy is surrendered.
----------------------------------------------------------------------------------------------
  Surrender Value          Proceeds of the policy if it is surrendered prior to the maturity date. It is the policy value, less any loan balance and any applicable surrender charge.

  Terminate               Discontinuation of all the policy's insurance coverage because the policy is no longer in force.
--------------------------------------------------------------------------------------------
  Variable Account        United Investors Life Variable Account, a separate account of
                          United Investors Life Insurance Company.
--------------------------------------------------------------------------------------------
  Variable Account Value  The sum of the values of the variable investment divisions under a policy.
--------------------------------------------------------------------------------------------
  Variable Investment     One of the eleven investment divisions of the Variable Account.
  Division
--------------------------------------------------------------------------------------------
  We, Us, Our, or United  United Investors Life Insurance Company.
  Investors
--------------------------------------------------------------------------------------------
  Written Request         A request signed in writing by the policy owner.
--------------------------------------------------------------------------------------------
  You or Your             The policy owner.

Appendix E:
Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company as of December 31, 2000 and 1999, and the related statements of operations, comprehensive income, shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors Life Insurance Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Dallas, Texas
January 30, 2001

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the statements of operations, comprehensive income, shareholders' equity, and cash flows of United Investors Life Insurance Company for the year ended December 31, 1998. These financial statements are the responsibility of United Investors Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations, comprehensive income, shareholders' equity and cash flows of United Investors Life Insurance Company for the year ended December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


                                          KPMG LLP

Birmingham, Alabama
January 29, 1999

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
              (Dollar amounts in thousands, except per share data)

                                                            At December 31,
                                                         ----------------------
                                                            2000        1999
                                                         ----------  ----------
                        ASSETS

Investments:
 Fixed maturities-available for sale, at fair value
  (amortized cost: 2000--$583,473; 1999--$613,003).....  $  561,918  $  587,346
 Preferred stock of affiliate (cost: 2000--$240,412;
  1999--$188,212)......................................     240,412     188,212
 Equity securities (cost: 2000--$0; 1999--$3,400)......           0       2,635
 Policy Loans..........................................      21,268      19,665
 Short term investments................................      24,363      11,796
                                                         ----------  ----------
   Total investments...................................     847,961     809,654
Cash...................................................      21,639       5,842
Accrued investment income (includes amounts from
 affiliates:
 2000--$477; 1999--$675)...............................      11,495      11,550
Receivables............................................       2,010       3,033
Due from affiliate (includes funds withheld on
 reinsurance:
 2000--$284,759; 1999--$275,374).......................     290,124     329,365
Deferred acquisition costs.............................     285,130     227,170
Value of business purchased............................      21,346      26,101
Goodwill...............................................      27,573      28,519
Property and equipment.................................         391         221
Other assets...........................................       3,780       3,076
Separate account assets................................   3,741,415   3,413,675
                                                         ----------  ----------
   Total assets........................................  $5,252,864  $4,858,206
                                                         ==========  ==========

         LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
 Future policy benefits (includes reserves assumed from
  affiliates:
  2000--$300,698; 1999--$287,376)......................  $  835,174  $  824,785
 Unearned and advance premiums.........................       2,688       2,804
 Other policy benefits.................................       7,078       6,790
                                                         ----------  ----------
   Total policy liabilities............................     844,940     834,379
 Accrued income taxes..................................      65,007      50,112
 Other liabilities.....................................      23,891      10,247
 Due to affiliates.....................................      11,438         602
 Separate account liabilities..........................   3,741,415   3,413,675
                                                         ----------  ----------
   Total liabilities...................................   4,686,691   4,309,015
Shareholders' equity:
 Common stock, par value $6 per share authorized,
  500,000 shares issued and outstanding ...............       3,000       3,000
 Additional paid in capital............................     350,762     350,714
 Unrealized investment losses, net of applicable
  taxes................................................     (10,296)    (12,258)
 Retained earnings.....................................     222,707     207,735
                                                         ----------  ----------
   Total shareholders' equity..........................     566,173     549,191
                                                         ----------  ----------
   Total liabilities and shareholders' equity..........  $5,252,864  $4,858,206
                                                         ==========  ==========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                         (Dollar amounts in thousands)

                                                     Year Ended December 31,
                                                     --------------------------
                                                      2000     1999      1998
                                                     -------  -------  --------
Revenue:
 Premium income..................................... $79,805  $73,718  $ 69,987
 Policy charges and fees............................  71,368   56,652    45,113
 Net investment income (includes amounts from
  affiliates 2000--$16,622; 1999--$16,532; 1998--
  $13,082)..........................................  63,472   63,388    61,373
 Realized investment gains (losses).................  (5,484)  (5,023)    9,401
 Other income (includes amounts from affiliates:
  2000--$19,619; 1999--$17,058; 1998--$13,665)......  19,619   17,058    13,665
                                                     -------  -------  --------
   Total revenue.................................... 228,780  205,793   199,539
Benefits and expenses:
 Policy benefits:
  Individual life...................................  59,131   51,595    63,689
  Annuity...........................................  28,706   26,686    13,633
                                                     -------  -------  --------
   Total policy benefits............................  87,837   78,281    77,322
 Amortization of deferred acquisition costs.........  40,089   33,284    27,874
 Commissions and premium taxes (includes amounts to
  affiliates: 2000--$4,852; 1999--$3,679; 1998--
  $1,013)...........................................   7,407    5,897     5,580
 Other operating expenses (includes amounts to
  affiliates: 2000--$3,005; 1999--$3,176; 1998--
  $3,252)...........................................   7,647    7,022     6,579
                                                     -------  -------  --------
   Total benefits and expenses...................... 142,980  124,484   117,355
Income before income taxes..........................  85,800   81,309    82,184
Income taxes........................................  21,828   23,112    25,567
                                                     -------  -------  --------
   Net income....................................... $63,972  $58,197  $ 56,617
                                                     =======  =======  ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                         (Dollar amounts in thousands)

                                                    Year Ended December 31,
                                                    --------------------------
                                                     2000      1999     1998
                                                    -------  --------  -------


Net income......................................... $63,972  $ 58,197  $56,617
Other comprehensive income:
 Unrealized investment gains (losses):
  Unrealized investment gains (losses) on
   securities:
   Unrealized holding gains arising during period..  (1,766)  (61,690)   7,021
   Reclassification adjustment for losses (gains)
    on securities included in net income...........   5,484     5,023       (1)
   Reclassification adjustment for amortization of
    premium (discount) ............................     382       446      502
                                                    -------  --------  -------


                                                      4,100   (56,221)   7,522
   Unrealized gains (losses) on other investments..     774      (763)  (6,330)


   Unrealized gains (losses) allocated to deferred
    acquisition costs..............................  (1,855)   14,042      276
                                                    -------  --------  -------
   Total unrealized gains (losses) ................   3,019   (42,942)   1,468


   Applicable tax..................................  (1,057)   15,030     (514)
                                                    -------  --------  -------

Other comprehensive income.........................   1,962   (27,912)     954
                                                    -------  --------  -------


   Comprehensive income............................ $65,934  $ 30,285  $57,571
                                                    =======  ========  =======


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                         (Dollar amounts in thousands)

                                            Unrealized
                                 Additional Investment               Total
                          Common  Paid-In     Gains    Retained  Shareholders'
                          Stock   Capital    (Losses)  Earnings     Equity
                          ------ ---------- ---------- --------  -------------
Year Ended at December
 31, 1998
----------------------
Balance at January 1,
 1998.................... $3,000  $138,469   $ 14,700  $175,401    $331,570
Comprehensive Income.....                         954    56,617     (57,571)
Dividends................                               (33,500)    (33,500)
Impact from
 reorganization of
 Waddell & Reed..........          211,851               (7,980)    203,871
Exercise of stock
 options.................               68                               68
                          ------  --------   --------  --------    --------
 Balance at December 31,
  1998...................  3,000   350,388     15,654   190,538     559,580


Year Ended at December
 31, 1999
----------------------
Comprehensive Income.....                     (27,912)   58,197      30,285
Dividends................                               (41,000)    (41,000)
Exercise of stock
 options.................              326                              326
                          ------  --------   --------  --------    --------
 Balance at December 31,
  1999...................  3,000   350,714    (12,258)  207,735     549,191

Year Ended at December
 31, 2000
----------------------
Comprehensive Income.....                       1,962    63,972      65,934
Dividends................                               (49,000)    (49,000)
Exercise of stock
 options.................               48                               48
                          ------  --------   --------  --------    --------
 Balance at December 31,
  2000................... $3,000  $350,762   $(10,296) $222,707    $566,173
                          ======  ========   ========  ========    ========



                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                         (Dollar amounts in thousands)

                                                 Year Ended December 31,
                                              -------------------------------
                                                2000       1999       1998
                                              ---------  ---------  ---------
Net income................................... $  63,972  $  58,197  $  56,617
Adjustment to reconcile net income to cash
 provided from operations:
  Increase in future policy benefits.........    17,084     14,953     13,871
  Increase (decrease) in other policy
   liabilities...............................       172       (202)    (1,892)
  Deferral of policy acquisition costs.......   (95,149)   (58,880)   (42,857)
  Amortization of deferred acquisition
   costs.....................................    41,944     33,284     27,874
  Change in accrued income taxes.............    13,886      9,644      1,079
  Depreciation...............................        72         41         39
  Realized (gains) losses on sale of
   investments and properties................     4,848      5,023     (9,401)
  Other accruals and adjustments.............    16,213      4,553     (3,240)
                                              ---------  ---------  ---------
Cash provided from operations................    63,042     66,613     42,090
                                              ---------  ---------  ---------
Cash used for investment activities:
 Investments sold or matured:
 Fixed maturities available for sale-sold....    78,483    152,270     46,039
 Fixed maturities available for sale-matured,
  called and repaid..........................    37,953     50,760     76,583
 Equity securities...........................     4,284          0          0
 Other long-term investments.................         0          0     25,596
                                              ---------  ---------  ---------
   Total investments sold or matured.........   120,720    203,030    148,218
Acquisition of investments:..................
 Fixed maturities-available for sale.........   (91,924)  (208,912)  (123,111)
 Equity securities...........................         0     (3,400)         0
 Net increase in policy loans................    (1,604)    (1,656)    (2,192)
 Other long-term investments.................         0     (3,400)         0
                                              ---------  ---------  ---------
   Total acquisition of investments..........   (93,528)  (213,968)  (125,339)
Net (increase) decrease in short-term
 investments.................................   (12,544)       876        747
Funds loaned to affiliates...................  (147,950)  (126,120)   (13,026)
Funds repaid to affiliates...................   147,950    117,800      2,400
Funds borrowed from affiliates...............   101,000     81,400      4,800
Funds repaid to affiliates...................  (101,000)   (81,400)   (14,800)
Disposition of property and equipment........         6          0          5
Additions of property and equipment..........      (250)      (166)       (37)
                                              ---------  ---------  ---------
Cash provided from (used for) investment
 activities..................................    14,404    (18,548)    12,968
                                              ---------  ---------  ---------
Cash used for financing activities:
  Cash dividends paid to shareholders........   (49,000)   (41,000)   (33,500)
  Net receipts from deposit product
   operations................................   (12,649)   (12,649)    15,420)
                                              ---------  ---------  ---------
Cash used for financing activities...........   (61,649)   (53,649)   (48,920)
                                              ---------  ---------  ---------
Increase (decrease) in cash..................    15,797     (5,584)     6,138
Cash at beginning of year....................     5,842     11,426      5,205
                                              ---------  ---------  ---------
Cash at end of year.......................... $  21,639  $   5,842  $  11,426
                                              =========  =========  =========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies

   Organization: United Investors Life Insurance Company ("UILIC" or "United Investors") was a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("WDR") (formerly known as United Investors Management Company), a subsidiary of Torchmark Corporation. On March 3, 1998, to facilitate the initial public offering ("IPO") by Torchmark Corporation ("TMK") of 36% of the common stock of WDR, several transactions were completed to reorganize the assets held by WDR. The following transactions directly affected UILIC:

(i) WDR contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC.

(ii) WDR dividended the common stock of its subsidiary UILIC pro rata to Liberty National Life Insurance Company ("LNL"), an 81.18% owner, and TMK, an 18.82% owner. LNL is a wholly owned subsidiary of TMK.

(iii) Upon reorganization, UILIC recorded additional goodwill in the amount of $23,639. This goodwill represented UILIC's portion of United Investors Management Company's goodwill which was allocated between Waddell & Reed and UILIC upon dividend of UILIC to TMK and LNL.

(iv) TMK transferred to UILIC a deferred commission credit of $7,980, net of applicable tax of $4,297. This credit is being amortized over approximately 10 years.

   Description of Business: The Company is a life insurer licensed in 49 states. The Company offers a full range of life, annuity and variable products through its agents and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

   In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

   The estimates susceptible to significant change are those used in determining deferred acquisition costs, the liabilities for policy reserves, losses and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

   Basis of Presentation: The accompanying financial statements include the accounts of United Investors, an indirectly wholly-owned subsidiary of TMK, is owned by Liberty National Life Insurance Company (81.18%) and Torchmark Corporation (18.82%). The financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP").

   Investments: United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected as a component of accumulated other comprehensive income (loss) in shareholders' equity. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected as a component of accumulated other comprehensive income (loss) in shareholders' equity. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within three months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If an investment becomes permanently impaired, such impairment is treated as a realized loss and the investment is adjusted to net realizable value.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 1--Summary of Significant Accounting Policies (continued)

   Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis.

   Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors' net income. Investment income attributable to policyholders is included in United Investors' net investment income. Net investment income for the years ended December 31, 2000, 1999 and 1998 included approximately $35,600, $35,900, and $37,000, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocable to policyholders.

   Determination of Fair Values of Financial Instruments: Fair value for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities approximate carrying value and are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Fair value of future benefits for universal life and current interest products and annuity products are based on the fund value.

   Cash: Cash consists of balances on hand and on deposit in banks and financial institutions.

   Recognition of Revenue and Related Expenses: Premiums for insurance contracts which are not defined as universal life-type according to the Financial Accounting Standards Board's Statement of Accounting Standards (SFAS) 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

   Future Policy Benefits: The liability for future policy benefits for universal life-type products according to SFAS 97 is represented by policy account value. Annuity contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investors' experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

   Deferred Acquisition Costs and Value of Insurance Purchased: The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

   Deferred acquisition costs and the value of insurance purchased, for policies other than universal life-type policies, according to SFAS 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year's operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, withdrawals and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies (continued)

previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

   Income Taxes: Income taxes are accounted for under the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   Interest Expense: Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

   Property and Equipment: Property and equipment is reported at cost less allowances for depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of these assets which range from three to ten years.

   Goodwill: Goodwill represents the excess cost over the fair value of the net assets acquired when United Investors was purchased by TMK in 1981 and is being amortized on a straight-line basis over forty years. In 1998 United Investors recorded additional goodwill of $23,639 upon the reorganization of UILIC as outlined in Note 1--"Organization." This additional goodwill is being amortized on a straight-line basis over thirty-five years.

   Reclassification: Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders' equity or net income during the periods involved.

   Comprehensive Income: United Investors adopted SFAS 130, "Reporting Comprehensive Income," effective January 1, 1998. This standard defines comprehensive income as the change in equity of a business enterprise during a period from transactions from all nonowner sources. It requires UILIC to display comprehensive income for the period, consisting of net income and other comprehensive income. In compliance with SFAS 130, Statements of Comprehensive Income are included as an integral part of the financial statements.

   Derivatives: Accounting for Derivative Instruments and Hedging Activities (FASB Statement No. 133), as amended by FASB Statement No. 137, is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000, with earlier application of all of the provisions of this statement encouraged. Early adoption of selective provisions is prohibited. Prior periods may not be restated for comparability. This statement establishes standards for the accounting and reporting of derivative instruments. It requires that all derivatives be recognized as assets or liabilities on the balance sheet and be measured at fair value. Adoption of FASB Statement No. 133 will not have a material impact on UILIC's financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 2--Statutory Accounting

   United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholders' equity on a statutory basis for United Investors were as follows:

                     Net Income                            Shareholders' Equity
              Year Ended December 31,                         At December 31,
         ----------------------------------------        ---------------------------------
           2000          1999             1998              2000               1999
         --------      --------         --------         ----------         ----------
          $30,985       $49,235          $47,294           $150,228           $171,458

   The excess of shareholders' equity on a GAAP basis over that determined on a statutory basis may not be available for distribution to shareholders without regulatory approval.

   A reconciliation of United Investors' statutory net income to GAAP net income is as follows:

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2000      1999      1998
                                                   --------  --------  --------
   Statutory net income........................... $ 30,985  $ 49,235  $ 47,294
   Deferral of acquisition costs..................   95,149    58,880    42,857
   Amortization of acquisition costs..............  (41,944)  (33,284)  (27,874)
   Differences in policy liabilities..............   (3,572)   (3,887)    1,417
   Deferred income taxes..........................  (17,500)   (6,996)   (6,422)
   Other..........................................      854    (5,751)     (655)
                                                   --------  --------  --------
   GAAP net income................................ $ 63,972  $ 58,197  $ 56,617
                                                   ========  ========  ========

   A reconciliation of United Investors' statutory shareholders' equity to GAAP shareholders' equity is as follows:

                                                               Year Ended
                                                              December 31,
                                                            ------------------
                                                              2000      1999
                                                            --------  --------
   Statutory shareholders' equity.........................  $150,228  $171,458
   Differences in policy liabilities......................     3,332     5,987
   Deferred acquisition cost and value of insurance
    purchased.............................................   306,476   253,271
   Deferred income taxes..................................   (69,408)  (51,541)
   Asset valuation reserve................................     6,992     5,806
   Nonadmitted assets.....................................     5,628     5,168
   Fair value adjustment on fixed maturities available for
    sale..................................................   (23,746)  (25,656)
   Fair value adjustment on preferred stock of affiliate..   188,212   188,212
   Goodwill...............................................    27,573    28,519
   Due and deferred premiums..............................   (29,243)  (30,471)
   Other..................................................       130    (1,562)
                                                            --------  --------
   GAAP shareholders' equity..............................  $566,174  $549,191
                                                            ========  ========

   The NAIC requires that a risk based capital formula be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors is adequately capitalized under the risk based capital formula.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 2--Statutory Accounting (continued)

   In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification") effective January 1, 2001. Codification changes, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that are used to prepare their statutory basis financial statements. The Missouri Department of Insurance has adopted Codification effective January 1, 2001. Management has not fully completed its assessment of the impact of Codification on the statutory basis capital and surplus of United Investors as of January 1, 2001.

Note 3--Investment Operations

   Investment income is summarized as follows:

                                                    Year Ended December 31,
                                                    --------------------------
                                                     2000      1999     1998
                                                    -------  --------  -------
 Fixed maturities.................................. $45,152  $ 45,728  $45,889
 Policy loans......................................   1,448     1,327    1,186
 Other long-term investments.......................      17       135       84
 Short-term investments............................     827       468      743
 Other income......................................      65         0      954
 Interest and dividends from affiliates............  16,622    16,532   13,082
                                                    -------  --------  -------
                                                     64,131    64,190   61,938
 Less investment expense...........................    (659)     (802)    (565)
                                                    -------  --------  -------
 Net investment income............................. $63,472  $ 63,388  $61,373
                                                    =======  ========  =======

 Analysis of gains (losses) from investments:
  Realized investments gains (losses)
   Fixed maturities................................ $(6,368) $ (5,023) $     1
   Equity securities other.........................     884         0        0
   Mutual funds....................................       0         0    9,400
                                                    -------  --------  -------
                                                    $(5,484) $ (5,023) $ 9,401
                                                    =======  ========  =======

Analysis of change in unrealized gains (losses):
 Net change in unrealized investments gains
  (losses) on fixed maturities available for sale
  before tax.......................................  $4,100  $(56,221) $ 7,522
 Net change in unrealized gains (losses) on equity
  securities.......................................     765      (765)       0
 Net change in unrealized investments gains
  (losses) on short-term investments before tax....       9         2       (2)
 Other (includes loss of $5,946 related to sale of
  mutual fund shares in 1998)......................       0         0   (6,328)
 Adjustment for deferred acquisition cost..........  (1,855)   14,042      276
 Applicable tax....................................  (1,057)   15,030     (514)
                                                    -------  --------  -------
 Net change in unrealized gains (losses) on short-
  term investments and fixed maturities available
  for sale......................................... $ 1,962  $(27,912) $   954
                                                    =======  ========  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A summary of fixed maturities available for sale by cost or amortized cost, gross unrealized gains and losses, fair value and carrying value at December 31, 2000 and 1999 is as follows:

                            Cost or    Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
2000:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $  6,851   $   133    $     (0) $  6,984  $  6,984
  GNMA's..................   44,780     1,356         (72)   46,064    46,064
  Mortgage-backed
   securities, GNMA
   collateral.............      556         0          (1)      555       555
  Other mortgage-backed
   securities ............   41,990     1,717           0    43,707    43,707
  States, municipalities
   and political
   subdivisions...........   17,985       262          (1)   18,246    18,246
  Foreign governments.....    4,015       161           0     4,176     4,176
  Public utilities........   47,312     1,006        (406)   47,912    47,912
  Industrial and
   miscellaneous..........  404,330     5,587     (29,881)  380,036   380,036
  Asset-backed
   securities.............   15,654        67      (1,483)   14,238    14,238
                           --------   -------    --------  --------  --------
  Total fixed maturities.. $583,473   $10,289    $(31,844) $561,918  $561,918
                           ========   =======    ========  ========  ========


                            Cost or    Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
1999:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $  7,240    $   30    $   (174) $  7,096  $  7,096
  GNMA's..................   64,952     1,675        (536)   66,091    66,091
  MBS, GNMA Collateral....    3,177         7           0     3,184     3,184
  Other mortgage-backed
   securities.............   23,658         0        (457)   23,201    23,201
  States, municipalities
   and political
   subdivisions...........   18,416         0        (267)   18,149    18,149
  Foreign governments.....    3,012        66           0     3,078     3,078
  Public utilities........   54,010       102      (2,150)   51,962    51,962
  Industrial and
   miscellaneous..........  420,359       439     (21,091)  399,707   399,707
  Asset-backed
   securities.............   18,179         0      (3,301)   14,878    14,878
                           --------    ------    --------  --------  --------
  Total fixed maturities.. $613,003    $2,319    $(27,976) $587,346  $587,346
                           ========    ======    ========  ========  ========
 Equity Securities:
  Common Stock............ $  3,400    $  --     $   (765) $  2,635  $  2,635
                           ========    ======    ========  ========  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A schedule of fixed maturities by contractual maturity at December 31, 2000 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

                                                             Amortized   Fair
                                                               Cost     Value
                                                             --------- --------
   Fixed maturities available for sale:
    Due in one year or less................................. $ 16,327  $ 16,363
    Due from one year to five years.........................   68,757    62,975
    Due from five years to ten years........................  221,066   216,013
    Due after ten years.....................................  174,343   162,003
                                                             --------  --------
                                                              480,493   457,354
   Mortgage- and asset-backed securities....................  102,980   104,564
                                                             --------  --------
                                                             $583,473  $561,918
                                                             ========  ========

   Proceeds from sales of fixed maturities available for sale were $78,483 in 2000, $152,270 in 1999 and $46,039 in 1998. Gross gains realized on these sales were $766 in 2000, $337 in 1999 and $928 in 1998. Gross losses realized on these sales were $3,101 in 2000, $5,653 in 1999 and $927 in 1998.

   Proceeds from sales of equity securities were $4,284 in 2000, $0 in 1999 and $0 in 1998. Gross gains realized on these sales were $844 in 2000, $0 in 1999 and $0 in 1998. No gross losses were realized on these sales in 2000, 1999 and 1998.

Note 4--Deferred Acquisition Cost and Value of Insurance Purchased

  An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

                                  2000                  1999                  1998
                          --------------------- --------------------- ---------------------
                           Deferred   Value of   Deferred   Value of   Deferred   Value of
                          Acquisition Insurance Acquisition Insurance Acquisition Insurance
                             Cost     Purchased    Cost     Purchased    Cost     Purchased
                          ----------- --------- ----------- --------- ----------- ---------
Balance at beginning of
 year...................   $227,170    $26,101   $183,033    $30,600   $ 176,897   $33,754
 Additions:
  Deferred during peri-
   od:
  Commissions...........     72,887          0     49,812          0      36,328         0
  Other expenses........     22,262          0      9,068          0       6,529         0
                           --------    -------   --------    -------   ---------   -------
   Total deferred.......     95,149          0     58,880          0      42,857         0
  Value of insurance
   purchased............          0          0          0          0           0         0
 Adjustment attributable
  to unrealized invest-
  ment losses (1).......          0          0     14,042          0         276         0
                           --------    -------   --------    -------   ---------   -------
   Total additions......     95,149          0     72,922          0      43,133         0
 Deductions:
  Amortized during peri-
   od...................    (35,334)    (4,755)   (28,785)    (4,499)    (24,720)   (3,154)
  Adjustment
   attributable to
   unrealized investment
   gains (1)............          0          0          0          0           0         0
  Adjustment attribut-
   able to realized
   investment gains
   (1)..................    (1,855)          0          0          0           0         0
  Adjustment to deferred
   commissions due to
   reorganization.......          0          0          0          0    (12,277)         0
                           --------    -------   --------    -------   ---------   -------
   Total deductions.....    (37,189)    (4,755)   (28,785)    (4,499)    (36,997)   (3,154)
                           --------    -------   --------    -------   ---------   -------
Balance at end of year..   $285,130    $21,346   $227,170    $26,101   $ 183,033   $30,600
                           ========    =======   ========    =======   =========   =======

--------
(1) Represents amounts pertaining to investments relating to universal life-type products.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

  The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $423, $578 and $755 for the years ended December 31, 2000, 1999 and 1998, respectively. The average interest accrual rates used were 6.00%, 6.00% and 6.15%, respectively. The estimated amount of the unamortized value of business purchased balance at December 31, 2000 to be amortized during each of the next five years is: 2001, $3,160; 2002, $2,243; 2003, $1,693; 2004, $1,363; and 2005, $1,164.

  In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

Note 5--Property and Equipment

  A summary of property and equipment used in the business is as follows:

                                          At December 31,     At December 31,
                                               2000                1999
                                        ------------------- -------------------
                                               Accumulated         Accumulated
                                         Cost  Depreciation  Cost  Depreciation
                                        ------ ------------ ------ ------------
Data processing equipment.............. $  552    $  271    $  366    $  209
Transportation equipment...............     89        36        72        42
Furniture and office equipment ........    983       926       955       921
                                        ------    ------    ------    ------
  Total................................ $1,624    $1,233    $1,393    $1,172
                                        ======    ======    ======    ======

  Depreciation expense on property and equipment used in the business was $72, $41 and $39 in each of the years 2000, 1999 and 1998, respectively.

Note 6--Future Policy Benefit Reserves

   A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2000 is as follows:

                           Individual Life Insurance

Interest Assumptions:

                                                  Percent of
      Years of Issue         Interest Rates       Liability
      --------------   -------------------------- ----------
      1962-2000        3.00% level to 6.00% level     18%
      1986-1992             7.00% graded to 6.00%     23%
      1962-1985             8.50% graded to 6.00%      3%
      1981-1985             8.50% graded to 7.00%      2%
      1984-2000                Interest Sensitive     54%
                                                     ----
                                                     100%
                                                     ====

Mortality assumptions:
  The mortality tables used are various statutory mortality tables and modifications of:

                          1965-70 Select and Ultimate Table
                          1975-80 Select and Ultimate Table

Withdrawal assumptions:
  Withdrawal assumptions are based on United Investors' experience.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 7--Income Taxes

   United Investors is included in the life-nonlife consolidated federal income tax return filed by Torchmark. Under the tax allocation agreement with Torchmark, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

  Total income taxes were allocated as follows:

                                                   Year Ended December 31,
                                                   --------------------------
                                                    2000      1999     1998
                                                   -------  --------  -------
   Operating income............................... $21,828  $ 23,112  $25,567
   Shareholders' equity:
    Unrealized investment gains (losses)..........   1,057   (15,030)     514
    Tax basis compensation expense in excess of
     amounts recognized for financial reporting
     purposes from the exercise of stock options..     (48)     (326)     (68)
    Tax benefit received on deferred commission
     credit due to reorganization.................       0         0   (4,297)
    Other.........................................       0       132      300
                                                   -------  --------  -------
                                                   $22,837  $  7,888  $22,016
                                                   =======  ========  =======

   Income tax expense before the adjustments to shareholders' equity is summarized below:

                                                        Year Ended December 31,
                                                        -----------------------
                                                         2000    1999    1998
                                                        ------- ------- -------
    Current income tax expense......................... $ 4,328 $16,116 $19,145
    Deferred income tax expense........................  17,500   6,996   6,422
                                                        ------- ------- -------
                                                        $21,828 $23,112 $25,567
                                                        ======= ======= =======

   In 2000, 1999, and 1998, deferred income tax expense was incurred because of the difference between net operating income before income taxes as reported on the statements of operations and taxable income as reported on United Investor's income tax returns. As explained in Note 1, this difference caused the financial statement book values of some assets and liabilities to be different from their respective tax bases.

   The effective income tax rate differed from the expected 35% rate in 2000, 1999 and 1998 as shown below:

                                             Year Ended December 31,
                                       ----------------------------------------
                                        2000     %    1999     %    1998     %
                                       -------  ---  -------  ---  -------  ---
   Expected income taxes.............. $30,030   35% $28,458   35% $28,764   35%
   Increase (reduction) in income
    taxes resulting from:
    Tax-exempt investment income......  (8,540) (10)  (5,682)  (7)  (3,532)  (4)
    Purchase accounting differences...     331    0      331    0      331    0
    Other.............................       7    0        5    0        4    0
                                       -------  ---  -------  ---  -------  ---
   Income taxes....................... $21,828   25% $23,112   28% $25,567   31%
                                       =======  ===  =======  ===  =======  ===

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 7--Income Taxes (continued)

   The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                        Year Ended December 31,
                                                        ------------------------
                                                            2000        1999
                                                        ------------ -----------
   Deferred tax assets:
    Unrealized investment losses......................  $      5,544 $     6,601
    Present value of future policy surrender charges..        39,964      28,534
    Other liabilities, principally due to the current
     nondeductibilty for tax purposes of certain
     accrued expenses.................................           274         183
                                                        ------------ -----------
    Total gross deferred tax assets...................        45,782      35,318
   Deferred tax liabilities:
    Future policy benefits and unearned and advance
     premiums.........................................        19,996       8,599
    Deferred acquisition costs........................        88,320      73,791
    Other.............................................         6,874       4,469
                                                        ------------ -----------
    Total gross deferred tax liabilities..............       115,190      86,859
                                                        ------------ -----------
   Net deferred tax liability.........................  $     69,408 $    51,541
                                                        ============ ===========

   In United Investors' opinion, all deferred tax assets will be recoverable.

   United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders' surplus account. A current tax expense will be recognized in the future if and when this tax becomes payable.

Note 8--Postretirement Benefits

   Pension Plans: United Investors participates in retirement benefit plans and savings plans which cover substantially all employees. There is also a nonqualified excess benefit plan which covers certain employees. The plans cover primarily employees of United Investors, Liberty National and Torchmark. The total cost of these retirement plans charged to UILIC's operations was as follows:

                                                                         Defined
                                                              Defined    Benefit
   Year Ended                                               Contribution Pension
   December 31,                                                Plans      Plans
   ------------                                             ------------ -------
    2000..................................................      $79       $ 54
    1999..................................................       71        121
    1998..................................................       42        114

   United Investors accrues expense for the defined contribution plans based on a percentage of the employees contributions. The plans are funded by the employee contributions and a United Investors contribution equal to the amount of accrued expense.

   Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. Contributions are made to the pension plans subject to minimums required by regulation and maximums allowed for tax purposes. Accrued pension expense in excess of amounts contributed has been recorded as a liability in UILIC's financial statements and was $109 thousand and $177 thousand at

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

December 31, 2000 and 1999, respectively. The total unfunded plan liability recorded at December 31, 2000 was $821. The plans covering the majority of employees are organized as trust funds whose assets consist primarily of investments in marketable long-term fixed maturities and equity securities which are valued at fair value.

   The excess benefit pension plan provides the benefits that an employee would have otherwise received from a defined benefit pension plan in the absence of the Internal Revenue Codes limitation on benefits payable under a qualified plan. Although this plan is unfunded, pension cost is determined in a similar manner as for the funded plans. UILIC's liability for the excess benefit plan was $19 thousand as of December 31, 2000 and 1999.

   Net periodic pension cost for the defined benefit plans by expense component was as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     2000     1999     1998
                                                    -------  -------  -------
   Service cost--benefits earned during period..... $   643  $   725  $   679
   Interest cost on projected benefit obligation...   1,420    1,420    1,657
   Return on assets................................  (1,649)  (3,035)  (3,118)
   Net amortization and deferral...................     (52)   1,701    1,942
                                                    -------  -------  -------
    Total net periodic cost........................     362      811    1,160
    Periodic cost allocated to other participating
     employers.....................................     308      689    1,046
                                                    -------  -------  -------
   UILIC's net periodic cost....................... $    54  $   122  $   114
                                                    =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   United Investors adopted FASB Statement No. 132, Employers Disclosures about Pensions and Other Postretirement Benefits ("SFAS 132"), effective for year-end 1998. In accordance with SFAS 132, the following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the.amounts recognized on United Investors' and Liberty National's, the plan sponsor, balance sheet.

                                                                 Pension
                                                              Benefits For
                                                             the year ended
                                                              December 31,
                                                             ----------------
                                                              2000     1999
                                                             -------  -------
   Changes in benefit obligation:
   Obligation at the beginning of year...................... $18,632  $18,523
   Service cost.............................................     642      725
   Interest cost............................................   1,420    1,419
   Actuarial gain (loss)....................................    (290)    (565)
   Benefits paid............................................  (2,124)  (1,470)
                                                             -------  -------
   Obligation at the end of year............................  18,280  $18,632

   Changes in plan assets:
   Fair value at the beginning of year......................  20,516   18,140
   Return on assets.........................................   2,665    3,035
   Contributions............................................       0      811
   Benefits paid............................................  (2,124)  (1,470)
                                                             -------  -------
   Fair value at the end of year............................  21,057   20,516
                                                             -------  -------

       Funded status at year end............................   2,777    1,884

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain).......................  (3,456)  (2,150)
   Unrecognized prior service cost..........................    (142)    (193)
   Unrecognized transition obligation.......................       0        0
                                                             -------  -------
     Net amount recognized at year end...................... $  (821) $  (459)
                                                             =======  =======
   Amounts recognized consist of:
   Prepaid benefit cost..................................... $     0  $     0
   Accrued benefit liability................................    (821)    (459)
   Intangible asset.........................................       0        0
                                                             -------  -------
    Net amount recognized at year end.......................    (821)    (459)
    Net amount recognized allocated to other participating
     employers..............................................    (712)    (283)
                                                             -------  -------
   UILIC's net amount recognized at year end................ $  (109) $  (176)
                                                             =======  =======

   The weighted average assumed discount rates used in determining the actuarial benefit obligations were 7.5% in 2000 and 1999. The rate of assumed compensation increase was 4.5% for 2000 and 1999 while the expected long-term rate of return on plan assets was 9.25% in 2000 and 1999.

   Postretirement Benefit Plans Other Than Pensions: United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   For retired employees over age sixty-five, United Investors does not provide postretirement benefits other than pensions and life insurance. United Investors does provide a portion of the cost for health insurance benefits for employees who retired before February 1, 1993 and before age sixty-five, covering them until they reach age sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least fifteen years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded.

   The components of net periodic postretirement benefit cost other than pensions is as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     2000     1999     1998
                                                    -------  -------  -------
   Service cost ................................... $   119  $    89  $   112
   Interest on accumulated postretirement. benefit
    obligation.....................................     379      277      377
   Return on assets................................       0        0        0
   Net amortization and deferral...................    (151)    (402)    (251)
                                                    -------  -------  -------
    Total net periodic postretirement cost.........     347      (36)     238
    Periodic cost allocated to other participating
     employers.....................................     340      (35)     233
                                                    -------  -------  -------
   UILIC's net periodic postretirement cost........ $     7  $    (1) $     5
                                                    =======  =======  =======

   The following table presents a reconciliation of the post retirement benefit obligation and plan assets from the beginning to the end of the year, also reconciling the funded status to the accrued benefit liability.

                                                  Benefits Other than Pension
                                                      For the year ended
                                                         December 31,
                                                  ----------------------------
                                                      2000           1999
                                                  -------------  -------------
   Changes in benefit obligation:
   Obligation at the beginning of year..........  $       3,883  $       5,262
   Service cost.................................            119             89
   Interest cost................................            379            277
   Actuarial gain (loss)........................          1,348         (1,255)
   Benefits paid................................           (596)          (490)
                                                  -------------  -------------
   Obligation at the end of year................          5,133          3,883

   Changes in plan assets:
   Fair value at the beginning of year..........              0              0
   Return on assets.............................              0              0
   Contributions................................            596            490
   Benefits paid................................           (596)          (490)
                                                  -------------  -------------
   Fair value at the end of year................              0              0
                                                  -------------  -------------

     Funded status at year end..................         (5,133)        (3,883)

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain)...........           (264)        (1,612)
   Unrecognized prior service cost..............              0           (151)
                                                  -------------  -------------
    Net amount recognized at year end as accrued
     benefit liability..........................         (5,397)        (5,646)
    Net amount recognized allocated to other
     participating employers....................         (5,311)        (5,555)
                                                  -------------  -------------
   UILIC's net accrued benefit liability........  $         (86) $         (91)
                                                  =============  =============

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   For measurement purposes, an 7.5% annual rate of increase in per capita cost of covered healthcare benefits was assumed for 2000. These rates grade to ranges of 7.0% to 4.5% by the year 2004. The health care cost trend rate assumption has a significant effect on the amounts reported, as illustrated in the following table which presents the effect of a one-percentage-point increase and decrease on the service and interest cost components and the benefit obligation:

Effect on:

                                                                Change in Trend
                                                                     Rate
                                                               -----------------
                                                                  1%       1%
                                                               Increase Decrease
                                                               -------- --------
   Service and interest cost components.......................   $ 36    $ (33)
   Benefit obligation.........................................    319     (294)

   The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.50% in 2000 and 1999.

Note 9--Related Party Transactions

   United Investors was charged for space, equipment and services provided by an affiliate amounting to $1,835 in 2000, $1,835 in 1999, and $1,840 in 1998.

   Torchmark performed certain administrative services for United Investors for which it was charged $516 in 2000, $408 in 1999, and $612 in 1998.

   United Investors in 1998 loaned Liberty National and United American, which are affiliated companies, $2,400 at an interest rate of 5.5% all of which were repaid in 1998. Interest income for 1998 related to these loans totaling $4 is included in the accompanying financial statements.

   During 1999, United Investors loaned in a series of notes $117,800 to Torchmark and Liberty National, which are affiliated companies. These notes had 5.5% interest rate and were repaid in 1999. In addition, Torchmark repaid a $35,000 note originated in 1994 having an interest rate of 8.110% and borrowed an additional $35,000 at an interest rate of 7.05%. During 1999, United Investors received income of $4,300 from these notes which are included in the accompanying financial statements.

   United Investors in 2000 loaned in a series of notes $147,950 to Torchmark, Liberty National and United American, which are affiliated companies. These notes had a 6.0% interest rate and all these notes were repaid in 2000. The interest income for 2000 related to these notes of $3,424 is included in the accompanying financial statements.

   In addition, Torchmark in 2000 exchanged 52,200 shares of its preferred stock with United Investors for $52,200 of intercompany debt.

   During 1999, United Investors borrowed in a series of notes $81,400 from Torchmark, Liberty National, Globe and United American, which are affiliated companies. All these notes had a 5.5% interest rate and were repaid in 1999. The interest expense for 1999 related to these notes of $204 is included in the accompanying financial statements.

   United Investors in 2000 borrowed in a series of loans totaling $101,000 from Torchmark. Liberty National, Globe Life and Accident Insurance Company (Globe) and American Income Life Insurance Company, which are affiliated companies. All of these notes were repaid in 2000 and had an interest rate of 6.00%. The interest expense for 2000 related to these notes of $636 is included in the accompanying financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 9--Related Party Transactions (continued)

   Effective January 1, 1997 United Investors assumed a block of annuity products totaling $200,321 from United American on 100% funds withheld basis. In connection with this transaction, United Investors paid a ceding fee totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189,016 at the end of 1997. The funds withheld totaled $284,759 and $275,355 at December, 2000 and 1999, respectively. Interest income totaled $19,619, $17,058 and $13,665 in 2000, 1999 and 1998, respectively, and is included in other income. The reserve for annuity balances assumed in connection with this business totaled $300,698 and $287,736 as of December 31, 2000 and 1999, respectively. United Investors reimbursed United American for administrative expenses in the amount of $654, $933, and $800 in 2000, 1999 and 1998, respectively.

   United Investors serves as sponsor to seven separate accounts. During 1997, United Investors was also a investor in two of the separate accounts. These investments were sold during 1998 for $18.4 million and United Investors is no longer a depositor to any of its separate accounts.

   On March 3, 1998, Waddell & Reed Financial, Inc. contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC due to the reorganization discussed in Note 1--Summary of Significant Accounting Policies. Dividend income, on these shares, in the amount of $13,198 in 2000 and $12,234 in 1999 is included in the accompanying financial statements.

Note 10--Commitments and Contingencies

   Reinsurance: United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 3% of total life insurance in force at December 31, 2000 and 3% of premium income for 2000. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

   Restrictions on the Transfer of Funds: Regulatory restrictions exist on the transfer of funds from insurance companies. These restrictions generally limit the payment of dividends to the statutory net gain from operations of the prior year in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of shareholders' equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2000 in compliance with all regulations were $418,946. Without formal regulatory approval, United Investors can pay its stockholders approximately $30.5 million in 2001.

   Litigation: United Investors is engaged in routine litigation arising from the normal course of business. In management's opinion, this litigation will not materially affect United Investors' financial position or results of operations.

   Concentrations of Credit Risk: United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of securities of the U.S. government or U.S. government-backed securities (6%): nongovernment-guaranteed mortgage-backed securities (5%); securities of state and municipal governments (2%); investment-grade corporate bonds (46%); preferred stock in affiliates (28%); noninvestment-grade securities (7%); and policy loans (3%), which are secured by the underlying insurance policy values. The balance of the portfolio is invested in short-term investments.

   Investments in municipal governments and corporations are made throughout the U.S. with no concentration in any given state. Corporate debt and equity investments are made in a wide range of industries. At December 31, 2000, 1% or more of the portfolio was invested in the following industries: Electric, gas, and

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 10--Commitments and Contingencies (continued)

sanitary services (6%); depository institutions (5%); communications (4%); nondepository credit institutions (3%); industrial and commercial machinery, and computer equipment (3%); transportation equipment (3%); metal fabricators (3%); printing, publishing, and allied lines (2%): food and kindred products (2%); general merchandise stores (2%); chemicals and allied products (2%); insurance carriers (2%); railroad transportation (2%); petroleum refining and related industries (2%); holding companies and other investment offices (2%); and auto repair and services (1%). At year-end 2000, 10% of the carrying value of fixed maturities was rated below investment grade (BB or lower as rated by Moody's, Standard & Poor's, or the equivalent NAIC designation). Par value of these investments was $77.9 million, amortized cost was $75.2 million, and fair value was $58.0 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in fair value.

   Collateral Requirements: United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors' investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

Note 11--Supplemental Disclosures for Cash Flow Statement

   The following table summarizes United Investors' noncash transactions, which are not reflected on the statement of cash flows as required by GAAP:

                                                      Year Ended December 31,
                                                     --------------------------
                                                       2000     1999     1998
                                                     -------- -------- --------
       Due from affiliates.......................... $284,759 $274,744 $229,194
       Future policy benefits.......................  300,698  287,376  241,357
       Impact from reorganization of
        Waddell & Reed .............................        0        0  203,871

   The following table summarizes certain amounts paid during the period:

                                                      Year Ended December 31,
                                                     --------------------------
                                                       2000     1999     1998
                                                     -------- -------- --------
       Taxes paid................................... $  7,942 $ 13,142 $ 26,054

Note 12--Business Segments

   United Investors' segments are based on the insurance product lines it markets and administers, life insurance and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flow for the insurance segments and the corporate function.

   Life insurance products include traditional and interest-sensitive whole life insurance as well as term life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

   United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors' insurance segments. The tables below present segment premium revenue by each of United Investors' marketing groups.


                                                For the Year 2000
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,261   7.9%  $--          $ 6,261   7.8%
Waddell & Reed......................  61,691  77.9%                61,691  77.3%
Liberty National....................   9,639  12.2%                 9,639  12.1%
United American ....................      66   0.1%   641  100.0%     707   0.9%
Globe Direct Response...............   1,507   1.9%                 1,507   1.9%
                                     ------- -----   ----  -----  ------- -----
                                     $79,164 100.0%  $641  100.0% $79,805 100.0%
                                     ======= =====   ====  =====  ======= =====
                                                For the Year 1999
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,526   8.9%  $--          $ 6,526   8.9%
Waddell & Reed......................  60,996  83.2%                60,996  82.7%
Liberty National....................   5,399   7.4%                 5,399   7.3%
United American.....................      48   0.1%   473  100.0%     521   0.7%
Globe Direct Response...............     276   0.4%                   276   0.4%
                                     ------- -----   ----  -----  ------- -----
                                     $73,245 100.0%  $473  100.0% $73,718 100.0%
                                     ======= =====   ====  =====  ======= =====

                                                For the Year 1998
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 8,004  11.5%  $--          $ 8,004  11.4%
Waddell & Reed......................  61,511  88.4%                61,511  87.9%
United American ....................                  415  100.0%     415   0.6%
Globe Direct Response...............      57   0.1%                    57   0.1%
                                     ------- -----   ----  -----  ------- -----
                                     $69,572 100.0%  $415  100.0% $69,987 100.0%
                                     ======= =====   ====  =====  ======= =====

   Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors' business is conducted in the United States, primarily in the Southeastern and Southwestern regions.

   The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before insurance administrative expenses and consists of premium, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of deferred acquisition costs, which is funded by and is attributed to the investment segment.

   The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other intersegment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the "Other" segment category. The table below sets forth a reconciliation of United Investors' revenues and operations by segment to its major income statement line items.

                                             For the Year 2000
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 79,164  $    641   $    --   $   --      $ --     $ 79,805
 Policy charges and
  fees..................   19,218    52,150                                    71,368
 Net investment income..                        63,472                         63,472
 Other income...........             19,619                                    19,619
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   98,382    72,410     63,472                        234,264

Benefits and Expenses
 Policy benefits........   59,131    28,706                                    87,837
 Required reserve
  interest..............  (19,888)  (15,741)    35,629                              0
 Amortization of
  acquisition costs.....   20,353    19,736                                    40,089
 Commissions and premium
  taxes.................    5,358     2,049                                     7,407
 Required interest on
  acquisition costs.....    8,896     7,128    (16,024)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   73,850    41,878     19,605                        135,333
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   24,532    30,532     43,867                         98,931
 Administrative
  expense...............                                  6,701                 6,701
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......                                                            0
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 24,532  $ 30,532   $ 43,867  $(7,647)    $ --       91,284
                         ========  ========   ========  =======     =====
 Realized investment losses and deferred acquisition cost adjustment.....      (5,484)
                                                                             --------
  Pretax income..........................................................    $ 85,800
                                                                             ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                             For the Year 1999
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 73,245  $    473   $    --   $   --      $ --     $ 73,718
 Policy charges and
  fees..................   16,251    40,401                                    56,652
 Net investment income..                        63,388                         63,388
 Other income...........             17,058                                    17,058
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   89,496    57,932     63,388                        210,816

Benefits and Expenses
 Policy benefits........   51,595    26,686                                    78,281
 Required reserve
  interest..............  (19,262)  (16,625)    35,887                              0
 Amortization of
  acquisition costs.....   18,377    14,907                                    33,284
 Commissions and premium
  taxes.................    5,207       690                                     5,897
 Required interest on
  acquisition costs.....    8,179     5,646    (13,825)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   64,096    31,304     22,062                        117,462
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   25,400    26,628     41,326                         93,354
 Administrative
  expense...............                                  6,076                 6,076
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......                                                            0
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 25,400  $ 26,628   $ 41,326  $(7,022)    $ --       86,332
                         ========  ========   ========  =======     =====
 Realized investment losses and deferred acquisition cost adjustment.....      (5,023)
                                                                             --------
  Pretax income..........................................................    $ 81,309
                                                                             ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                             For the Year 1998
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 69,572  $    415   $    --   $   --      $ --     $ 69,987
 Policy charges and
  fees..................   12,048    33,065                                    45,113
 Net investment income..                        61,373                         61,373
 Other income...........             13,665                                    13,665
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   81,620    47,145     61,373                        190,138

Benefits and Expenses
 Policy benefits........   51,430    25,892                                    77,322
 Required reserve
  interest..............  (18,832)  (18,162)    36,994                              0
 Amortization of
  acquisition costs.....   16,306    11,568                                    27,874
 Commissions and premium
  taxes.................    5,182       398                                     5,580
 Required interest on
  acquisition costs.....    7,958     4,814    (12,772)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   62,044    24,510     24,222                        110,776
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   19,576    22,635     37,151                         79,362
 Administrative
  expense...............                                  5,633                 5,633
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 19,576  $ 22,635   $ 37,151  $(6,579)    $ --       72,783
                         ========  ========   ========  =======     =====
 Realized investment gains and deferred acquisition cost adjustment......       9,401
                                                                             --------
  Pretax income..........................................................    $ 82,184
                                                                             ========


   Assets for each segment are reported based on a specific identification basis. The insurance segments' assets contain deferred acquisition costs, value of insurance purchased, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets, representing less than 2% of total assets, are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

                                              At December 31, 2000
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $    --  $      --   $869,600  $    --     $ --     $  869,600
Accrued investment
 income.................                        11,495                           11,495
Deferred acquisition
 costs..................  143,671    141,459                                    285,130
Goodwill................                                  27,573                 27,573
Separate account
 assets.................           3,741,415                                  3,741,415
Other Assets............                                 317,651                317,651
                         -------- ----------  --------  --------    -----    ----------
Total Assets............ $143,671 $3,882,874  $881,095  $345,224    $ --     $5,252,864
                         ======== ==========  ========  ========    =====    ==========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                              At December 31, 1999
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $    --  $      --   $815,496  $    --     $--      $  815,496
Accrued investment
 income.................                        11,550                           11,550
Deferred acquisition
 costs..................  122,037    105,133                                    227,170
Goodwill................                                  28,519                 28,519
Separate account
 assets.................           3,413,675                                  3,413,675
Other Assets............                                 361,796                361,796
                         -------- ----------  --------  --------    ----     ----------
Total Assets............ $122,037 $3,518,808  $827,046  $390,315    $--      $4,858,206
                         ======== ==========  ========  ========    ====     ==========

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
And the Contract Owners of the
United Investors Life Variable Account
Birmingham, Alabama

We have audited the accompanying balance sheets of each of the sub-accounts ("portfolios" for the purpose of this report) that include the Money Market, Bond, High Income, Growth, Core Equity, International, Small Cap, Balanced, Limited Term Bond, Asset Strategy and Science and Technology portfolios that comprise United Investors Life Variable Account as of December 31, 2000 and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2000. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of United Investors Life Variable Account as of December 31, 2000 an 1999, and the results of their operations and changes in net assets for each of the two years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas
April 25, 2001

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
And the Contract Owners of the
United Investors Life Variable Account
Birmingham, Alabama

We have audited the accompanying statement of operations and changes in net assets for the year ended December 31, 1998 of United Investors Life Variable Account. These financial statements are the responsibility of United Investors Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of its operations and changes in its net assets for the year ended December 31, 1998 of United Investors Life Variable Account in conformity with accounting principles generally accepted in the United States of America.

                                          KPMG LLP

Birmingham, Alabama
April 9, 1999

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                                BALANCE SHEETS
                             At December 31, 2000

                                                                                                               Limited
                    Money                  High                                                                  Term     Asset
                    Market      Bond      Income     Growth    Core Equity International Small Cap   Balanced    Bond    Strategy
                  ---------- ---------- ---------- ----------- ----------- ------------- ---------- ---------- -------- ----------
Assets:
Investments in
Mutual Funds
(Note B)........  $1,438,493 $2,998,488 $2,897,392 $32,896,837 $20,932,828  $7,438,636   $7,623,025 $2,700,204 $ 95,006 $1,078,699
                  ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- -------- ----------
Total assets....   1,438,493  2,998,488  2,897,392  32,896,837  20,932,828   7,438,636    7,623,025  2,700,204   95,006  1,078,699
                  ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- -------- ----------
Liabilities:
Mortality and
expense risk
charge payable
to Sponsor
(Note D)........         295        588        567       6,415       4,067       1,436        1,452        528       19        209
                  ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- -------- ----------
Total
liabilities.....         295        588        567       6,415       4,067       1,436        1,452        528       19        209
                  ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- -------- ----------
Net assets (Note
C)..............  $1,438,198 $2,997,900 $2,896,825 $32,890,422 $20,928,761  $7,437,200   $7,621,573 $2,699,676 $ 94,987 $1,078,490
                  ========== ========== ========== =========== ===========  ==========   ========== ========== ======== ==========
Equity:
Equity of
contract
owners..........   1,438,198  2,997,900  2,896,825  32,890,422  20,928,761   7,437,200    7,621,573  2,699,676   94,987  1,078,490
                  ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- -------- ----------
Total equity....  $1,438,198 $2,997,900 $2,896,825 $32,890,422 $20,928,761  $7,437,200   $7,621,573 $2,699,676 $ 94,987 $1,078,490
                  ========== ========== ========== =========== ===========  ==========   ========== ========== ======== ==========
Accumulation
units
outstanding.....     766,295  1,163,099  1,186,211   4,270,962   5,263,859   3,164,164    2,347,205  1,343,624   65,929    548,719
                  ========== ========== ========== =========== ===========  ==========   ========== ========== ======== ==========
Net assets value
per unit........    1.876819   2.577510   2.442081    7.700940    3.975935    2.350447     3.247085   2.009249 1.440739   1.965468
                  ========== ========== ========== =========== ===========  ==========   ========== ========== ======== ==========
Cost of invested
assets..........  $1,438,493 $3,012,201 $3,754,073 $25,670,289 $17,234,659  $6,702,627   $7,897,000 $2,391,216 $ 93,843 $  890,822
                  ========== ========== ========== =========== ===========  ==========   ========== ========== ======== ==========
                   Science
                     and
                  Technology    Total
                  ---------- -----------
Assets:
Investments in
Mutual Funds
(Note B)........  $3,363,761 $83,463,369
                  ---------- -----------
Total assets....   3,363,761  83,463,369
                  ---------- -----------
Liabilities:
Mortality and
expense risk
charge payable
to Sponsor
(Note D)........         655      16,231
                  ---------- -----------
Total
liabilities.....         655      16,231
                  ---------- -----------
Net assets (Note
C)..............  $3,363,106 $83,447,138
                  ========== ===========
Equity:
Equity of
contract
owners..........   3,363,106  83,447,138
                  ---------- -----------
Total equity....  $3,363,106 $83,447,138
                  ========== ===========
Accumulation
units
outstanding.....     935,185
                  ==========
Net assets value
per unit........    3.596192
                  ==========
Cost of invested
assets..........  $3,577,778 $72,663,001
                  ========== ===========

                       See Notes to Financial Statements

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     For the Year Ended December 31, 2000

                               Money                    High
                               Market       Bond       Income      Growth     Core Equity  International  Small Cap    Balanced
                             ----------  ----------  ----------  -----------  -----------  ------------- -----------  ----------
Dividend income (Note B,D).  $   76,522  $  171,173  $  316,205  $ 3,416,822  $ 2,896,782   $ 1,020,035  $ 1,529,782  $  175,666
Expenses paid to
sponsor:
 Mortality and
 expense risk
 charge.........                  8,001      17,977      18,724      217,494      126,699        53,575       51,726      15,260
 Contract
 maintenance
 charges:
 Sales
 expense........                  4,120       8,799      10,559       82,731       78,195        32,491       31,782      11,496
 Underwriting
 and issue
 expense........                    451       1,102       1,301       10,329        9,592         3,948        3,877       1,358
 Premium
 taxes..........                  1,127       2,754       3,252       25,823       23,981         9,869        9,693       3,397
 Cost of
 insurance......                  9,966      23,587      19,268      152,791      110,034        42,236       41,859      16,058
 Administrative
 expense........                  1,419       3,318       4,175       33,971       25,021         8,396        9,668       3,397
                             ----------  ----------  ----------  -----------  -----------   -----------  -----------  ----------
   Total........                 25,084      57,537      57,279      523,139      373,522       150,515      148,605      50,966
Net investment
income..........                 51,438     113,636     258,926    2,893,683    2,523,260       869,520    1,381,177     124,700
Realized
investment gains
(losses)
distributed to
accounts........                      0      (3,308)    (28,437)   1,189,519      569,381       197,406      263,770      58,382
Unrealized
investment gains
(losses)........                      0     112,511    (599,755)  (3,973,735)  (1,622,028)   (3,539,769)  (2,865,279)    (56,874)
                             ----------  ----------  ----------  -----------  -----------   -----------  -----------  ----------
Net gain (loss)
on investments..                      0     109,203    (628,192)  (2,784,216)  (1,052,647)   (3,342,363)  (2,601,509)      1,508
                             ----------  ----------  ----------  -----------  -----------   -----------  -----------  ----------
Net increase
(decrease) in
net assets from
operations......                 51,438     222,839    (369,266)     109,467    1,470,613    (2,472,843)  (1,220,332)    126,208
Premium deposits
& net
transfers*......                844,509      24,906     (55,101)    (780,254)      68,075       485,712      713,613     183,660
Transfer to
sponsor for
benefits and
terminations....               (601,993)   (415,673)    (19,202)    (828,831)    (763,500)     (207,181)    (381,360)   (195,190)
                             ----------  ----------  ----------  -----------  -----------   -----------  -----------  ----------
Total increase
(decrease)......                293,954    (167,928)   (443,569)  (1,499,618)     775,188    (2,194,312)    (888,079)    114,678
Net assets at
beginning of
period..........              1,144,244   3,165,828   3,340,394   34,390,040   20,153,573     9,631,512    8,509,652   2,584,998
                             ----------  ----------  ----------  -----------  -----------   -----------  -----------  ----------
Net assets at
end of period
(Note C)........             $1,438,198  $2,997,900  $2,896,825  $32,890,422  $20,928,761   $ 7,437,200  $ 7,621,573  $2,699,676
                             ==========  ==========  ==========  ===========  ===========   ===========  ===========  ==========
                             Limited
                              Term      Asset     Science And
                              Bond     Strategy   Technology      Total
                             -------- ----------- ------------ -------------
Dividend income (Note B,D).  $ 5,470  $   87,205  $   649,480  $ 10,345,142
Expenses paid to
sponsor:
 Mortality and
 expense risk
 charge.........                 550       5,189       20,679       535,874
 Contract
 maintenance
 charges:
 Sales
 expense........                 276       3,291       11,403       275,143
 Underwriting
 and issue
 expense........                  32         389        1,370        33,749
 Premium
 taxes..........                  81         973        3,426        84,376
 Cost of
 insurance......                 637       2,903       20,336       439,675
 Administrative
 expense........                 103         477        3,255        93,200
                             -------- ----------- ------------ -------------
   Total........               1,679      13,222       60,469     1,462,017
Net investment
income..........               3,791      73,983      589,011     8,883,125
Realized
investment gains
(losses)
distributed to
accounts........                  15      27,919      168,812     2,443,459
Unrealized
investment gains
(losses)........               2,232      57,525   (1,660,043)  (14,145,215)
                             -------- ----------- ------------ -------------
Net gain (loss)
on investments..               2,247      85,444   (1,491,231)  (11,701,756)
                             -------- ----------- ------------ -------------
Net increase
(decrease) in
net assets from
operations......               6,038     159,427     (902,220)   (2,818,631)
Premium deposits
& net
transfers*......              (5,045)    109,301    1,543,640     3,133,016
Transfer to
sponsor for
benefits and
terminations....                   0     (42,562)    (106,235)   (3,561,727)
                             -------- ----------- ------------ -------------
Total increase
(decrease)......                 993     226,166      535,185    (3,247,342)
Net assets at
beginning of
period..........              93,994     852,324    2,827,921    86,694,480
                             -------- ----------- ------------ -------------
Net assets at
end of period
(Note C)........             $94,987  $1,078,490  $ 3,363,106  $ 83,447,138
                             ======== =========== ============ =============

-----

*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                     For the Year Ended December 31, 1999

                                                                                                                        Limited
                      Money                    High                                                                      Term
                      Market       Bond       Income      Growth     Core Equity  International Small Cap    Balanced    Bond
                    ----------  ----------  ----------  -----------  -----------  ------------- ----------  ----------  -------
Dividend income
(Note B, D).......  $   56,324  $  187,210  $  313,212  $ 4,455,340  $ 1,334,918   $  750,954   $  294,312  $  170,655  $ 4,945
Expenses paid to
Sponsor:
 Mortality and
 expense risk
 charge...........       7,519      20,633      20,027      171,649      114,387       38,897       35,712      14,112      561
 Contract
 maintenance
 charges:
 Sales expense....       4,047      11,758      12,428       82,575       83,835       30,785       27,867      12,459      439
 Underwriting and
 issue expense....         477       1,453       1,548       10,458       10,345        3,748        3,431       1,477       52
 Premium taxes....       1,192       3,634       3,870       26,145       25,861        9,370        8,577       3,693      129
 Cost of
 insurance........      10,392      26,838      21,207      155,475      122,818       40,757       39,823      18,674      626
 Administrative
 expense..........       1,433       3,668       5,090       32,582       26,287        7,823        8,468       3,396      107
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  -------
  Total...........      25,060      67,984      64,170      478,884      383,533      131,380      123,878      53,811    1,914
Net investment in-
 come.............      31,264     119,226     249,072    3,976,456      951,385      619,574      170,434     116,844    3,031
Realized
investment gains
(losses)
distributed to
accounts..........           0      11,997      (9,337)     654,931      479,697      161,551       52,761      21,842       61
Unrealized
investment gains
(losses)..........           0    (254,095)   (167,300)   3,753,424      474,474    2,901,759    2,541,665      43,265   (3,397)
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  -------
Net gain (loss) on
investments.......           0    (242,098)   (176,637)   4,408,355      954,171    3,063,310    2,594,426      65,107   (3,336)
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  -------
Net increase
(decrease) in net
assets from
operations........      31,264    (122,872)     72,435    8,384,811    1,905,556    3,682,884    2,764,860     181,951     (305)
Premium deposits
and net
transfers*........     286,520     106,672     (40,346)     681,644      480,983      306,621      516,276     250,036    4,997
Transfer to
Sponsor for
benefits and
terminations......    (389,388)   (476,656)   (132,715)    (836,121)    (532,294)    (210,959)    (276,363)    (46,849)       0
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  -------
Total increase
(decrease)........     (71,604)   (492,856)   (100,626)   8,230,334    1,854,245    3,778,546    3,004,773     385,138    4,692
Net assets at
beginning of
period............   1,215,848   3,658,684   3,441,020   26,159,706   18,299,328    5,852,966    5,504,879   2,199,860   89,302
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  -------
Net assets at end
of period
(Note C)..........  $1,144,244  $3,165,828  $3,340,394  $34,390,040  $20,153,573   $9,631,512   $8,509,652  $2,584,998  $93,994
                    ==========  ==========  ==========  ===========  ===========   ==========   ==========  ==========  =======
                               Science
                     Asset       and
                    Strategy  Technology     Total
                    --------- ----------- ------------
Dividend income
(Note B, D).......  $ 46,533  $   39,770  $ 7,654,203
Expenses paid to
Sponsor:
 Mortality and
 expense risk
 charge...........     4,024       5,553      433,074
 Contract
 maintenance
 charges:
 Sales expense....     3,628       3,971      273,791
 Underwriting and
 issue expense....       429         485       33,903
 Premium taxes....     1,072       1,213       84,755
 Cost of
 insurance........     3,426       5,251      445,288
 Administrative
 expense..........       461       1,287       90,602
                    --------- ----------- ------------
  Total...........    13,038      17,761    1,361,413
Net investment in-
 come.............    33,495      22,010    6,292,791
Realized
investment gains
(losses)
distributed to
accounts..........     3,035      27,083    1,403,621
Unrealized
investment gains
(losses)..........   101,971   1,336,278   10,728,044
                    --------- ----------- ------------
Net gain (loss) on
investments.......   105,006   1,363,361   12,131,665
                    --------- ----------- ------------
Net increase
(decrease) in net
assets from
operations........   138,501   1,385,371   18,424,456
Premium deposits
and net
transfers*........    95,717   1,129,309    3,818,429
Transfer to
Sponsor for
benefits and
terminations......      (294)    (56,092)  (2,957,731)
                    --------- ----------- ------------
Total increase
(decrease)........   233,924   2,458,588   19,285,154
Net assets at
beginning of
period............   618,400     369,333   67,409,326
                    --------- ----------- ------------
Net assets at end
of period
(Note C)..........  $852,324  $2,827,921  $86,694,480
                    ========= =========== ============

-----

*Includes transfer activity from (to) other portfolios.
                      See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                     For the Year Ended December 31, 1998

                       Money                    High                     Core
                       Market       Bond       Income      Growth       Equity     International Small Cap    Balanced
                     ----------  ----------  ----------  -----------  -----------  ------------- ----------  ----------
Dividend income
 (Note B, D).......  $   54,927  $  201,947  $  298,055  $   912,935  $ 2,722,467   $  500,220     $795,929  $   73,995
Expenses paid to
 Sponsor:
 Mortality and ex-
  pense risk
  charge...........       6,667      20,728      24,404      145,410      108,579       32,767       31,375      12,654
 Contract maintenance charges:
  Sales expense....       4,449      12,668      13,567       75,436       79,273       27,414       26,191      11,461
  Underwriting and
   issue expense...         544       1,722       1,788        9,828        9,825        3,357        3,250       1,361
  Premium taxes....       1,358       4,305       4,469       24,568       24,564        8,394        8,127       3,404
  Cost of insur-
   ance............      10,971      27,139      21,631      128,199      112,516       37,844       38,001      17,609
  Administrative
   expense.........       1,439       3,883       5,280       29,976       25,133        7,148        7,877       3,049
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------
   Total...........      25,428      70,445      71,139      413,417      359,890      116,924      114,821      49,538
Net investment in-
 come..............      29,499     131,502     226,916      499,518    2,362,577      383,296      681,108      24,457
Realized investment
 gains (losses)
 distributed to ac-
 counts............           0      59,768     139,541    1,059,015    1,565,818      139,807       56,115      39,345
Unrealized invest-
 ment gains (loss-
 es)...............           0     (12,153)   (308,985)   4,018,911     (757,268)     861,218     (324,365)     64,253
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------
Net gain (loss) on
 investments.......           0      47,615    (169,444)   5,077,926      808,550    1,001,025     (268,250)    103,598
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------
Net increase
 (decrease) in net
 assets from
 operations........      29,499     179,117      57,472    5,577,444    3,171,127    1,384,321      412,858     128,055
Premium deposits &
 net transfers*....      12,905     564,869     235,394      702,757    1,397,028      316,203      446,884     284,594
Equity of Sponsor
 withdrawn (Note E)
 ..................           0    (597,699) (1,350,825)  (2,554,766)  (3,099,796)    (122,844)    (161,051)   (110,303)
Transfer to Sponsor
 for benefits and
 terminations......      (5,412)   (145,723)   (248,607)  (1,015,756)    (474,598)    (122,263)     (45,681)    (37,254)
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------
Total increase (de-
 crease)...........      36,992        564   (1,306,566)   2,709,679      993,761    1,455,417      653,010     265,092
Net assets at
 beginning of
 period............  $1,178,856  $3,658,120  $4,747,586  $23,450,027   17,305,567    4,397,549    4,851,869   1,934,768
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------
Net assets at end
 of period (Note
 C)................  $1,215,848  $3,658,684  $3,441,020  $26,159,706  $18,299,328   $5,852,966   $5,504,879  $2,199,860
                     ==========  ==========  ==========  ===========  ===========   ==========   ==========  ==========
                      Limited
                       Term      Asset   Science and
                       Bond     Strategy Technology     Total
                     ---------- -------- ----------- ------------
Dividend income
 (Note B, D).......  $   4,919  $ 35,417  $   6,829  $ 5,607,640
Expenses paid to
 Sponsor:
 Mortality and ex-
  pense risk
  charge...........      2,230     3,470      3,160      391,444
 Contract maintenance charges:
  Sales expense....        395     3,601        973      255,428
  Underwriting and
   issue expense...         46       427        123       32,271
  Premium taxes....        116     1,064        309       80,678
  Cost of insur-
   ance............        559     5,622      1,504      401,595
  Administrative
   expense.........         90       411        365       84,651
                     ---------- -------- ----------- ------------
   Total...........      3,436    14,595      6,434    1,246,067
Net investment in-
 come..............      1,483    20,822        395    4,361,573
Realized investment
 gains (losses)
 distributed to ac-
 counts............     34,704       837    171,998    3,266,948
Unrealized invest-
 ment gains (loss-
 es)...............    (16,524)   17,668     31,556    3,574,311
                     ---------- -------- ----------- ------------
Net gain (loss) on
 investments.......     18,180    18,505    203,554    6,841,259
                     ---------- -------- ----------- ------------
Net increase
 (decrease) in net
 assets from
 operations........     19,663    39,327    203,949   11,202,832
Premium deposits &
 net transfers*....      8,948    36,203    148,826    4,154,611
Equity of Sponsor
 withdrawn (Note E)
 ..................   (637,753)        0   (689,643)  (9,324,680)
Transfer to Sponsor
 for benefits and
 terminations......          0         0     (1,172)  (2,096,466)
                     ---------- -------- ----------- ------------
Total increase (de-
 crease)...........   (609,142)   75,530   (338,040)   3,936,297
Net assets at
 beginning of
 period............    698,444   542,870    707,373   63,473,029
                     ---------- -------- ----------- ------------
Net assets at end
 of period (Note
 C)................  $  89,302  $618,400  $ 369,333  $67,409,326
                     ========== ======== =========== ============

-----

*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note A--Summary of Significant Accounting Policies

   Organization--The United Investors Life Variable Account ("the Life Variable Account") was established on January 5, 1987 as a segregated account of United Investors Life Insurance Company ("the Sponsor") and has been registered as a unit investment trust under the Investment Company Act of 1940. The Life Variable Account invests in shares of W&R Target Funds, Inc. (formerly Target/United Funds, Inc.) ("the Fund"), a mutual fund with eleven separate investment portfolios including a money market portfolio, a bond portfolio, a high income portfolio, a growth portfolio, a core equity portfolio, an international portfolio, a small cap portfolio, a balanced portfolio, a limited term bond portfolio, an asset strategy portfolio and a science and technology portfolio. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

   Basis of Presentation--The financial statements of the Life Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

   Federal Taxes--Currently no charge is made to the Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Life Variable Account investment income under current tax law.

Note B--Investments

   Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over the counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stocks. Short term debt securities are valued at amortized cost which approximates fair value.

   Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   Investments in shares of the separate investment portfolios are stated at fair value which is the net asset value per share as determined by the respective portfolios (see Note C--Net Assets). Dividends received by the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

   The following is a summary of reinvested dividends by portfolio:

                                                            2000
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................       76,522        $   76,522
Bond.........................................       32,735           171,173
High Income..................................       94,308           316,205
Growth.......................................      345,724         3,416,822
Core Equity..................................      237,379         2,896,782
International................................      129,762         1,020,035
Small Cap....................................      188,068         1,529,782
Balanced.....................................       23,983           175,666
Limited Term Bond............................        1,059             5,470
Asset Strategy...............................       12,364            87,205
Science and Technology.......................       45,566           649,480

                                                            1999
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................       56,324        $   56,324
Bond.........................................       37,073           187,210
High Income..................................       75,134           313,212
Growth.......................................      409,683         4,455,340
Core Equity..................................      102,996         1,334,918
International................................       62,918           750,954
Small Cap....................................       25,343           294,312
Balanced.....................................       23,339           170,655
Limited Term Bond............................          981             4,945
Asset Strategy...............................        7,430            46,533
Science and Technology.......................        1,775            39,770
                                                            1998
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................       54,926        $   54,927
Bond.........................................       37,088           201,947
High Income..................................       67,520           298,055
Growth.......................................       98,177           912,935
Core Equity..................................      220,709         2,722,467
International................................       63,986           500,220
Small Cap....................................      100,726           795,929
Balanced.....................................       10,410            73,995
Limited Term Bond............................          941             4,919
Asset Strategy...............................        6,575            35,417
Science and Technology.......................          825             6,829

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(Continued)

Note C--Net Assets

  The following table illustrates by component parts (since inception of each portfolio) the net asset value for each portfolio.

                      Money                    High
2000                 Market        Bond       Income       Growth     Core Equity  International Small Cap    Balanced
----               -----------  ----------  -----------  -----------  -----------  ------------- ----------  ----------
Cost to:
 Contract
 Owners..........  $ 2,826,468  $2,942,465  $ 3,081,075  $12,345,352  $11,794,213   $4,764,677   $5,078,452  $2,155,337
 Sponsor.........            0     500,000      500,000      500,000    1,000,000       65,000       65,000      65,000
Adjustment for
market
appreciation
(depreciation) ..      958,351   2,571,644    2,846,750   31,471,269   15,637,122    4,037,481    4,049,163   1,133,731
Deductions:
 Mortality &
 expense risk
 charge..........     (109,004)   (212,403)    (234,287)  (1,117,316)    (605,566)    (176,115)    (168,765)    (63,572)
 Contract
 maintenance
 charges:
 Sales expense...      (52,718)   (117,466)    (133,278)    (603,118)    (409,907)    (132,900)    (127,093)    (53,084)
 Underwriting and
 issue expense...       (7,632)    (16,686)     (18,981)     (81,972)     (50,871)     (16,205)     (15,647)     (6,304)
 Premium taxes...      (19,080)    (41,714)     (47,456)    (204,933)    (127,178)     (40,513)     (39,119)    (15,760)
 Cost of
 insurance.......     (116,840)   (265,909)    (246,911)  (1,049,617)    (613,769)    (182,049)    (182,152)    (82,065)
 Administrative
 expense.........      (19,360)    (37,504)     (51,105)    (237,886)    (128,294)     (34,033)     (37,429)    (14,345)
 Benefits &
 terminations....   (2,021,987) (1,726,828)  (1,448,157)  (5,576,591)  (2,467,193)    (725,299)    (839,786)   (308,959)
 Equity of
 Sponsor
 withdrawn (Note
 E)..............            0    (597,699)  (1,350,825)  (2,554,766)  (3,099,796)    (122,844)    (161,051)   (110,303)
                   -----------  ----------  -----------  -----------  -----------   ----------   ----------  ----------
Net assets.......  $ 1,438,198  $2,997,900  $ 2,896,825  $32,890,422  $20,928,761   $7,437,200   $7,621,573  $2,699,676
                   ===========  ==========  ===========  ===========  ===========   ==========   ==========  ==========
1999
----
Cost to:
 Contract Own-
 ers.............  $ 1,981,961  $2,917,559  $ 3,136,175  $13,125,606  $11,726,138   $4,278,966   $4,364,839  $1,971,679
 Sponsor.........            0     500,000      500,000      500,000    1,000,000       65,000       65,000      65,000
Adjustment for
market
appreciation
(depreciation)...      881,829   2,291,267    3,158,737   30,838,663   13,792,986    6,359,808    5,120,890     956,558
Deductions:
 Mortality & ex-
 pense risk
 charge..........     (101,003)   (194,426)    (215,564)    (899,822)    (478,867)    (122,540)    (117,039)    (48,312)
 Contract mainte-
 nance charges:
 Sales expense...      (48,598)   (108,667)    (122,720)    (520,387)    (331,712)    (100,409)     (95,310)    (41,589)
 Underwriting and
 issue expense...       (7,181)    (15,584)     (17,681)     (71,643)     (41,279)     (12,257)     (11,770)     (4,945)
 Premium taxes...      (17,953)    (38,961)     (44,204)    (179,111)    (103,196)     (30,644)     (29,426)    (12,363)
 Cost of insur-
 ance............     (106,874)   (242,322)    (227,643)    (896,825)    (503,736)    (139,814)    (140,292)    (66,008)
 Administrative
 expense.........      (17,941)    (34,186)     (46,930)    (203,915)    (103,273)     (25,637)     (27,761)    (10,948)
 Benefits & ter-
 minations.......   (1,419,996) (1,311,153)  (1,428,951)  (4,747,760)  (1,703,692)    (518,117)    (458,428)   (113,771)
 Equity of Spon-
 sor withdrawn
 (Note E)........            0    (597,699)  (1,350,825)  (2,554,766)  (3,099,796)    (122,844)    (161,051)   (110,303)
                   -----------  ----------  -----------  -----------  -----------   ----------   ----------  ----------
Net assets.......  $ 1,144,244  $3,165,828  $ 3,340,394  $34,390,040  $20,153,573   $9,631,512   $8,509,652  $2,584,998
                   ===========  ==========  ===========  ===========  ===========   ==========   ==========  ==========
                    Limited
                     Term       Asset     Science and
2000                 Bond      Strategy   Technology
----               ---------- ----------- ------------
Cost to:
 Contract
 Owners..........  $  86,069    $713,831  $2,945,620
 Sponsor.........    500,000           0     500,000
Adjustment for
market
appreciation
(depreciation) ..    176,836     468,617     858,519
Deductions:
 Mortality &
 expense risk
 charge..........    (16,550)    (18,070)    (32,203)
 Contract
 maintenance
 charges:
 Sales expense...     (1,960)    (14,740)    (16,517)
 Underwriting and
 issue expense...       (230)     (1,742)     (1,999)
 Premium taxes...       (576)     (4,355)     (4,997)
 Cost of
 insurance.......     (2,996)    (20,257)    (27,242)
 Administrative
 expense.........       (473)     (1,938)     (4,935)
 Benefits &
 terminations....     (7,380)    (42,856)   (163,497)
 Equity of
 Sponsor
 withdrawn (Note
 E)..............   (637,753)          0    (689,643)
                   ---------- ----------- ------------
Net assets.......  $  94,987  $1,078,490  $3,363,106
                   ========== =========== ============
1999
----
Cost to:
 Contract Own-
 ers.............  $  91,111  $  604,529  $1,401,980
 Sponsor.........    500,000           0     500,000
Adjustment for
market
appreciation
(depreciation)...    169,119     295,968   1,700,270
Deductions:
 Mortality & ex-
 pense risk
 charge..........    (15,999)    (12,880)    (11,524)
 Contract mainte-
 nance charges:
 Sales expense...     (1,684)    (11,449)     (5,114)
 Underwriting and
 issue expense...       (198)     (1,353)       (628)
 Premium taxes...       (495)     (3,383)     (1,571)
 Cost of insur-
 ance............     (2,358)    (17,355)     (6,907)
 Administrative
 expense.........       (369)     (1,460)     (1,680)
 Benefits & ter-
 minations.......     (7,380)       (293)    (57,262)
 Equity of Spon-
 sor withdrawn
 (Note E)........   (637,753)          0    (689,643)
                   ---------- ----------- ------------
Net assets.......  $  93,994  $  852,324  $2,827,921
                   ========== =========== ============


                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note D--Charges and Deductions

Fund Management and Fees

   Waddell & Reed Investment Management Company ("the Manager"), is the manager of the Fund and provides investment advisory services to the Fund. The Fund pays the manager a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each Portfolio at the following annual rates:

                                                                         Annual
      Fund                          Net Asset Breakpoints                Rate
      ----                          ---------------------                ------
      Asset Strategy Portfolio      Up to $1 Billion                      .700%
                                    Over $1 Billion up to $2 Billion     .650%
                                    Over $2 Billion up to $3 Billion     .600%
                                    Over $3 Billion                      .550%
      Balanced Portfolio            Up to $1 Billion                     .700%
                                    Over $1 Billion up to $2 Billion     .650%
                                    Over $2 Billion up to $3 Billion     .600%
                                    Over $3 Billion                      .550%
      Bond Portfolio                Up to $500 Million                   .525%
                                    Over $500 Million up to $1 Billion   .500%
                                    Over $1 Billion up to $1.5 Billion   .450%
                                    Over $1.5 Billion                    .400%
      Growth Portfolio              Up to $1 Billion                     .700%
                                    Over $1 Billion up to $2 Billion     .650%
                                    Over $2 Billion up to $3 Billion     .600%
                                    Over $3 Billion                      .550%
      High Income Portfolio         Up to $500 Million                   .625%
                                    Over $500 Million up to $1 Billion   .600%
                                    Over $1 Billion up to $1.5 Billion   .550%
                                    Over $1.5 Billion                    .500%
      Core Equity Portfolio         Up to $1 Billion                     .700%
                                    Over $1 Billion up to $2 Billion     .650%
                                    Over $2 Billion up to $3 Billion     .600%
                                    Over $3 Billion                      .550%
      International Portfolio       Up to $1 Billion                     .850%
                                    Over $1 Billion up to $2 Billion     .830%
                                    Over $2 Billion up to $3 Billion     .800%
                                    Over $3 Billion                      .760%
      Limited-Term Bond Portfolio   Up to $500 Million                   .500%
                                    Over $500 Million up to $1 Billion   .450%
                                    Over $1 Billion up to $1.5 Billion   .400%
                                    Over $1.5 Billion                    .350%
      Money Market Portfolio        All Net Assets                       .400%
      Science and Technology
       Portfolio                    Up to $1 Billion                     .850%
                                    Over $1 Billion up to $2 Billion     .830%
                                    Over $2 Billion up to $3 Billion     .800%
                                    Over $3 Billion                      .760%

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                                                              Annual
      Fund                       Net Asset Breakpoints                        Rate
      ----                       ---------------------                        ------
      Small Cap Portfolio        Up to $1 Billion                             .850%
                                 Over $1 Billion up to $2 Billion             .830%
                                 Over $2 Billion up to $3 Billion             .800%
                                 Over $3 Billion                              .760%

   Prior to June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the following annual rates: Asset Strategy Portfolio - .30% of net assets; Balanced Portfolio - .10% of net assets; Bond Portfolio - .03% of net assets; Growth Portfolio - .20% of net assets; High Income Portfolio - .15% of net assets; Core Equity Portfolio - .20% of net assets; International Portfolio - .30% of net assets; Limited-Term Bond Portfolio - .05% of net assets; Money Market Portfolio - none; Science and Technology Portfolio - .20% of net assets; Small Cap Portfolio - .35% of net assets and (ii) a base fee computed each day on the combined net asset values of all of the Portfolios and allocated among the Portfolios based on their relative net asset size at the annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, and
 .45% of that amount over $2.25 billion. The Fund accrues and pays this fee daily.

   Fees for these services are deducted from dividend income. The amount of these fees has been:

                                                       2000     1999     1998
                                                     -------- -------- --------
   Money Market..................................... $  4,935 $  5,074 $  5,496
   Bond.............................................   15,687   18,004   18,746
   High Income......................................   19,468   21,362   26,683
   Growth...........................................  249,157  197,071  166,154
   Core Equity......................................  146,714  131,364  123,346
   International....................................   77,030   53,054   42,257
   Small Cap........................................   73,896   49,816   43,961
   Balanced.........................................   18,060   15,181   12,194
   Limited Term Bond................................      446      506    2,060
   Asset Strategy...................................    5,914    5,167    4,425
   Science and Technology...........................   28,915    8,222    3,039

Mortality and Expense Risk Charges

   A daily charge is deducted at an effective annual rate of .60% of the average daily net assets of each investment portfolio to compensate the Sponsor for certain mortality and expense risks assumed. The mortality and expense risk charge covers the possibility that the cost of insurance charges will be insufficient to meet actual claims and that other expense charges may be insufficient to cover actual expenses incurred in connection with policy obligations.

Premium Deposit Charges

   The Sponsor does not impose an immediate charge against the initial premium deposit prior to its allocation to the Life Variable Account. For additional premium deposits there are deductions of 6% of the premium deposit for sales expenses and 2.5% for premium taxes.

Contract Maintenance Charges

   On each policy anniversary a deduction is made from the policy account value to compensate the Sponsor for certain costs and expenses:

(a) Expenses relating to sales, underwriting and issue, and premium taxes

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

   On each of the first ten policy anniversaries, there is an annual deduction of 1.20% of the initial premium deposit which is composed of the following:

   (1) Sales Expenses--An .85% charge for sales expenses compensates the Sponsor for certain sales and other distribution expenses incurred at the time the policies are issued, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

   (2) Underwriting and Issue Expenses--A .10% charge compensates the Sponsor for initial underwriting costs and for certain expenses incurred in issuing policies, including the cost of processing applications, conducting medical examinations, determining insurability, and establishing records.

   (3) State and Local Premium Taxes--A .25% charge compensates the Sponsor for the average premium tax expense incurred when issuing policies.

(b) Cost of Insurance

   A mortality charge will be deducted on each policy anniversary to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy's net amount at risk and on the attained age, sex and risk class of the insured, and is determined by the Sponsor based upon its expectation as to future mortality experience.

(c) Administrative Expenses

   The Sponsor deducts a charge of $50 on each policy anniversary to compensate it for administrative expenses. This charge is "cost based" and the Sponsor does not expect a profit from the charge.

Surrender Charges

   For policy surrenders occurring during the first eight policy years, a surrender charge is made against the initial premium deposit based on a graded table.

                                                                                    9 or
Policy Year                                 1st  2nd  3rd  4th  5th  6th  7th  8th  More
-----------                                 ---  ---  ---  ---  ---  ---  ---  ---  ----
Surrender Charge %.........................   8%   7%   6%   5%   4%   3%   2%   1% None

   Surrender charges are included in transfers to Sponsor for benefits and terminations.

Note E--Equity of Sponsor

   The equity of the Sponsor may be withdrawn at the discretion of the Sponsor without penalty.